INVESTOR FINANCIAL SUPPLEMENT
June 30, 2023

Measures used in these financial statements and exhibits that are not based on generally accepted accounting principles ("non-GAAP") are denoted with an asterisk (*) the first time they appear in this document. These measures are defined within the Discussion of Non-GAAP and Other Financial Measures section and are reconciled to the most directly comparable generally accepted accounting principles ("GAAP") measure herein.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

As of July 26, 2023
Address:
One Hartford Plaza		A.M. Best	Standard & Poor’s	Moody’s
Hartford, CT 06155	Insurance Financial Strength Ratings:
	Hartford Fire Insurance Company	A+	A+	A1
	Hartford Life and Accident Insurance Company	A+	A+	A1
	Navigators Insurance Company	A+	A+	NR

- Hartford Fire Insurance Company and Hartford Life and Accident Insurance Company ratings are on stable outlook at A.M. Best, Moody’s, and Standard and Poor’s
Internet address:	- Navigators Insurance Company ratings are on stable outlook at A.M. Best and Standard and Poor's
http://www.thehartford.com	NR - Not Rated

Other Ratings:
Contact:	Senior debt	a-	BBB+	Baa1
Susan Spivak Bernstein	Junior subordinated debentures	bbb	BBB-	Baa2
Senior Vice President	Preferred stock	bbb	BBB-	Baa3
Investor Relations
Phone (860) 547-6233	- The Hartford Financial Services Group, Inc. senior debt, junior subordinated debentures, and preferred stock are on stable outlook at A.M. Best, Standard and Poor’s, and Moody's.

TRANSFER AGENT
	Stockholder correspondence should be mailed to:	Overnight correspondence should be mailed to:
	Computershare	Computershare
	P.O. Box 505000	462 South 4th Street, Suite 1600
	Louisville, KY 40233	Louisville, KY 40202

Common stock and preferred stock of The Hartford Financial Services Group, Inc. are traded on the New York Stock Exchange under the symbols “HIG” and "HIG PR G", respectively. This report is for information purposes only. It should be read in conjunction with documents filed by The Hartford Financial Services Group, Inc. with the U.S. Securities and Exchange Commission, including, without limitation, the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

On January 1, 2023, the Company adopted the Financial Accounting Standards Board's ("FASB") long-duration targeted improvements ("LDTI") guidance, which was applied on a modified retrospective basis as of January 1, 2021. Impacted prior periods in this document have been restated to reflect the adoption of LDTI. For additional information refer to Note 1 - Basis of Presentation and Significant Accounting Policies of Notes to Condensed Consolidated Financial Statements in the Company's most recent Quarterly Report on Form 10-Q.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTOR FINANCIAL SUPPLEMENT

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATED FINANCIAL RESULTS

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2023	Mar 31 2023	Dec 31 2022	Sept 30 2022	Jun 30 2022	Mar 31 2022	Jun 30 2023	Jun 30 2022
HIGHLIGHTS
Net income	$547	$535	$592	$340	$444	$443	$1,082	$887
Net income available to common stockholders [1]	$542	$530	$587	$334	$439	$438	$1,072	$877
Core earnings*	$588	$536	$749	$472	$716	$559	$1,124	$1,275
Total revenues	$6,049	$5,910	$6,016	$5,580	$5,373	$5,393	$11,959	$10,766
Total assets	$73,895	$74,249	$73,008	$71,786	$72,395	$75,255
PER SHARE AND SHARES DATA
Basic earnings per common share
Net income available to common stockholders	$1.75	$1.69	$1.85	$1.04	$1.34	$1.32	$3.44	$2.66
Core earnings*	$1.90	$1.71	$2.36	$1.47	$2.19	$1.68	$3.61	$3.86
Diluted earnings per common share
Net income available to common stockholders	$1.73	$1.66	$1.82	$1.02	$1.32	$1.30	$3.39	$2.62
Core earnings*	$1.88	$1.68	$2.32	$1.45	$2.16	$1.66	$3.56	$3.81
Weighted average common shares outstanding (basic)	309.4	314.0	317.5	322.1	327.4	332.3	311.7	329.9
Dilutive effect of stock compensation	3.9	4.6	5.1	4.2	4.4	5.0	4.3	4.7
Weighted average common shares outstanding and dilutive potential common shares (diluted)	313.3	318.6	322.6	326.3	331.8	337.3	316.0	334.6
Common shares outstanding	307.1	311.8	315.1	319.5	324.7	330.7
Book value per common share	$45.00	$44.92	$42.34	$39.64	$42.84	$47.04
Per common share impact of accumulated other comprehensive income [2]	11.47	10.44	12.19	13.70	10.01	5.17
Book value per common share (excluding AOCI)*	$56.47	$55.36	$54.53	$53.34	$52.85	$52.21
Book value per diluted share	$44.43	$44.27	$41.67	$39.13	$42.27	$46.34
Per diluted share impact of AOCI	11.33	10.28	11.99	13.52	9.87	5.09
Book value per diluted share (excluding AOCI)*	$55.76	$54.55	$53.66	$52.65	$52.14	$51.43
Common shares outstanding and dilutive potential common shares	311.0	316.4	320.2	323.7	329.1	335.7
RETURN ON COMMON STOCKHOLDER'S EQUITY ("ROE") [3]
Net income available to common stockholders' ROE ("Net income ROE")	14.4%	12.8%	11.7%	12.8%	13.1%	15.5%
Core earnings ROE*	13.6%	14.3%	14.5%	14.3%	14.0%	14.8%
[1]Net income available to common stockholders includes the impact of preferred stock dividends.
[2]Accumulated other comprehensive income ("AOCI") represents net of tax unrealized gain (loss) on fixed maturities, net gain (loss) on cash flow hedging instruments, foreign currency translation adjustments, and pension and other postretirement benefit plan adjustments.
[3]For reconciliation of Net income ROE to Core earnings ROE, see Appendix beginning on page 33.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2023	Mar 31 2023	Dec 31 2022	Sept 30 2022	Jun 30 2022	Mar 31 2022	Jun 30 2023	Jun 30 2022
Earned premiums	$5,220	$5,063	$5,019	$4,910	$4,810	$4,651	$10,283	$9,461
Fee income	328	319	318	328	341	362	647	703
Net investment income	540	515	640	487	541	509	1,055	1,050
Net realized gains (losses)	(64)	(7)	22	(166)	(338)	(145)	(71)	(483)
Other revenues	25	20	17	21	19	16	45	35
Total revenues	6,049	5,910	6,016	5,580	5,373	5,393	11,959	10,766
Benefits, losses and loss adjustment expenses	3,580	3,482	3,537	3,407	3,074	3,120	7,062	6,194
Amortization of deferred policy acquisition costs ("DAC")	502	491	473	464	450	437	993	887
Insurance operating costs and other expenses	1,225	1,216	1,200	1,206	1,225	1,210	2,441	2,435
Interest expense	50	50	50	50	51	62	100	113
Amortization of other intangible assets	17	18	18	18	17	18	35	35
Restructuring and other costs [1]	3	—	3	3	2	5	3	7
Total benefits, losses and expenses	5,377	5,257	5,281	5,148	4,819	4,852	10,634	9,671
Income before income taxes	672	653	735	432	554	541	1,325	1,095
Income tax expense	125	118	143	92	110	98	243	208
Net income [2]	547	535	592	340	444	443	1,082	887
Preferred stock dividends	5	5	5	6	5	5	10	10
Net income available to common stockholders	542	530	587	334	439	438	1,072	877
Adjustments to reconcile net income available to common stockholders to core earnings:
Net realized losses (gains), excluded from core earnings, before tax	53	7	(22)	166	336	146	60	482
Restructuring and other costs, before tax [1]	3	—	3	3	2	5	3	7
Loss on extinguishment of debt, before tax	—	—	—	—	9	—	—	9
Integration and other non-recurring M&A costs, before tax [3]	2	2	5	5	6	5	4	11
Change in deferred gain on retroactive reinsurance, before tax	—	—	229	—	—	—	—	—
Income tax benefit [4]	(12)	(3)	(53)	(36)	(76)	(35)	(15)	(111)
Core earnings [2]	$588	$536	$749	$472	$716	$559	$1,124	$1,275
[1]Represents restructuring costs related to the Company's Hartford Next operational transformation and cost reduction plan.
[2]Adopting LDTI resulted in an after tax increase (decrease) to net income and core earnings of $3, $1, $2 and $(2) for the three months ended December 31, 2022, September 30, 2022, June 30, 2022 and March 31, 2022, respectively.
[3]Includes integration costs in connection with the 2019 acquisition of Navigators Group and 2017 acquisition of Aetna's group life and disability business.
[4]Primarily represents federal income tax expense (benefit) related to before tax items not included in core earnings.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
OPERATING RESULTS BY SEGMENT

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2023	Mar 31 2023	Dec 31 2022	Sept 30 2022	Jun 30 2022	Mar 31 2022	Jun 30 2023	Jun 30 2022
Net income (loss):
Commercial Lines	$458	$421	$566	$286	$389	$383	$879	$772
Personal Lines	(60)	(1)	44	(36)	6	77	(61)	83
Property & Casualty Other Operations ("P&C Other Operations")	9	6	(184)	6	(20)	8	15	(12)
Property & Casualty ("P&C")	407	426	426	256	375	468	833	843
Group Benefits	121	92	143	86	106	(8)	213	98
Hartford Funds	45	41	45	41	34	42	86	76
Sub-total	573	559	614	383	515	502	1,132	1,017
Corporate	(26)	(24)	(22)	(43)	(71)	(59)	(50)	(130)
Net income	547	535	592	340	444	443	1,082	887
Preferred stock dividends	5	5	5	6	5	5	10	10
Net income available to common stockholders	$542	$530	$587	$334	$439	$438	$1,072	$877

Core earnings (loss):
Commercial Lines	$493	$436	$562	$363	$544	$456	$929	$1,000
Personal Lines	(57)	—	42	(28)	21	84	(57)	105
P&C Other Operations	10	8	(5)	10	(13)	11	18	(2)
P&C	446	444	599	345	552	551	890	1,103
Group Benefits	133	90	144	117	163	6	223	169
Hartford Funds	44	37	39	47	44	50	81	94
Sub-total	623	571	782	509	759	607	1,194	1,366
Corporate	(35)	(35)	(33)	(37)	(43)	(48)	(70)	(91)
Core earnings	$588	$536	$749	$472	$716	$559	$1,124	$1,275

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATING BALANCE SHEETS

	PROPERTY & CASUALTY		GROUP BENEFITS		HARTFORD FUNDS		CORPORATE [1]		CONSOLIDATED
	Jun 30 2023	Dec 31 2022	Jun 30 2023	Dec 31 2022	Jun 30 2023	Dec 31 2022	Jun 30 2023	Dec 31 2022	Jun 30 2023	Dec 31 2022
Investments
Fixed maturities, available-for-sale ("AFS"), at fair value	$29,595	$28,222	$7,710	$7,736	$—	$—	$192	$273	$37,497	$36,231
Fixed maturities, at fair value using the fair value option	266	275	54	58	—	—	—	—	320	333
Equity securities, at fair value	483	1,194	97	308	109	115	206	184	895	1,801
Mortgage loans, net	4,387	4,346	1,633	1,654	—	—	—	—	6,020	6,000
Limited partnerships and other alternative investments	3,572	3,311	955	866	—	—	—	—	4,527	4,177
Other investments	154	137	8	7	11	15	—	—	173	159
Short-term investments	1,694	2,475	415	325	233	202	894	857	3,236	3,859
Total investments	40,151	39,960	10,872	10,954	353	332	1,292	1,314	52,668	52,560
Cash	128	193	13	27	6	6	3	3	150	229
Restricted cash	57	104	15	11	—	—	—	—	72	115
Premiums receivable and agents’ balances, net	4,989	4,369	589	580	—	—	—	—	5,578	4,949
Reinsurance recoverables, net [2]	6,415	6,455	249	250	—	—	248	259	6,912	6,964
Deferred policy acquisition costs ("DAC")	1,062	966	34	32	—	—	—	—	1,096	998
Deferred income taxes	833	902	55	58	6	8	448	469	1,342	1,437
Goodwill	778	778	723	723	181	181	229	229	1,911	1,911
Property and equipment, net	767	808	58	57	9	9	50	53	884	927
Other intangible assets	356	370	377	398	10	10	—	—	743	778
Other assets	1,731	1,356	225	188	85	89	498	507	2,539	2,140
Total assets	$57,267	$56,261	$13,210	$13,278	$650	$635	$2,768	$2,834	$73,895	$73,008
Unpaid losses and loss adjustment expenses	$33,029	$33,083	$8,190	$8,160	$—	$—	$—	$—	$41,219	$41,243
Reserves for future policy benefits [2]	—	—	316	319	—	—	173	183	489	502
Other policyholder funds and benefits payable [2]	—	—	411	419	—	—	236	239	647	658
Unearned premiums	8,555	7,779	34	36	—	—	—	—	8,589	7,815
Debt	—	—	—	—	—	—	4,360	4,357	4,360	4,357
Other liabilities	2,292	2,434	152	254	133	143	1,862	1,926	4,439	4,757
Total liabilities	43,876	43,296	9,103	9,188	133	143	6,631	6,705	59,743	59,332
Common stockholders' equity, excluding AOCI*	15,164	14,977	4,579	4,623	517	492	(2,918)	(2,909)	17,342	17,183
Preferred stock	—	—	—	—	—	—	334	334	334	334
AOCI, net of tax	(1,773)	(2,012)	(472)	(533)	—	—	(1,279)	(1,296)	(3,524)	(3,841)
Total stockholders' equity	13,391	12,965	4,107	4,090	517	492	(3,863)	(3,871)	14,152	13,676
Total liabilities and stockholders' equity	$57,267	$56,261	$13,210	$13,278	$650	$635	$2,768	$2,834	$73,895	$73,008
[1]Corporate includes fixed maturities, short-term investments, investment sales receivable and cash of approximately $900 and $1.0 billion as of June 30, 2023 and December 31, 2022, respectively, held by the holding company of The Hartford Financial Services Group, Inc. Corporate also includes investments held by Hartford Life and Accident Insurance Company ("HLA") that support reserves for run-off structured settlement and terminal funding agreement liabilities.
[2]Corporate includes retained reserves and reinsurance recoverables for the run-off life and annuity business sold in May 2018.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CAPITAL STRUCTURE

	Jun 30 2023	Mar 31 2023	Dec 31 2022	Sept 30 2022	Jun 30 2022	Mar 31 2022
DEBT
Short-term debt	$—	$—	$—	$—	$—	$591
Senior notes	3,861	3,859	3,858	3,857	3,856	$3,855
Junior subordinated debentures	499	499	499	499	499	499
Total debt	$4,360	$4,358	$4,357	$4,356	$4,355	$4,945
STOCKHOLDERS’ EQUITY
Total stockholders’ equity	$14,152	$14,340	$13,676	$12,999	$14,245	$15,890
Less: Preferred stock	334	334	334	334	334	334
Less: AOCI	(3,524)	(3,254)	(3,841)	(4,377)	(3,249)	(1,710)
Common stockholders' equity, excluding AOCI	$17,342	$17,260	$17,183	$17,042	$17,160	$17,266
CAPITALIZATION
Total capitalization, including AOCI, net of tax	$18,512	$18,698	$18,033	$17,355	$18,600	$20,835
Total capitalization, excluding AOCI, net of tax*	$22,036	$21,952	$21,874	$21,732	$21,849	$22,545
DEBT TO CAPITALIZATION RATIOS
Total debt to capitalization, including AOCI	23.6%	23.3%	24.2%	25.1%	23.4%	23.7%
Total debt to capitalization, excluding AOCI*	19.8%	19.9%	19.9%	20.0%	19.9%	21.9%
Total debt and preferred stock to capitalization, including AOCI	25.4%	25.1%	26.0%	27.0%	25.2%	25.3%
Total debt and preferred stock to capitalization, excluding AOCI*	21.3%	21.4%	21.4%	21.6%	21.5%	23.4%
Total rating agency adjusted debt to capitalization [1] [2]	25.0%	24.7%	25.7%	27.4%	25.7%	25.1%
FIXED CHARGE COVERAGE RATIOS
Total earnings to total fixed charges [3]	12.8:1	12.6:1	10.1:1	8.9:1	8.9:1	8.0:1
[1]The leverage calculation reflects adjustments, as applicable, related to defined benefit plans' unfunded pension liability, lease liabilities and uncollateralized letters of credit for Lloyd's of London for a total adjustment of $0.3 billion and $0.5 billion as of June 30, 2023 and 2022, respectively.
[2]Reflects 25% equity credit for the Company's outstanding junior subordinated debentures and 50% equity credit for the Company’s outstanding preferred stock.
[3]Calculated as year to date total earnings divided by year to date total fixed charges. Total earnings represent income before income taxes and total fixed charges (excluding the impact of preferred stock dividends), less undistributed earnings from limited partnerships and other alternative investments. Total fixed charges include interest expense, preferred stock dividends, interest factor attributable to rent expense, capitalized interest and amortization of debt issuance costs.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
STATUTORY CAPITAL TO GAAP STOCKHOLDERS’ EQUITY RECONCILIATION
JUNE 30, 2023

	P&C	GROUP BENEFITS
U.S. statutory net income [1][2]	$785	$286
U.S. statutory capital [2][3][4]	$12,260	$2,559
U.S. GAAP adjustments [2]:
DAC	1,021	34
Non-admitted deferred tax assets [5]	214	154
Deferred taxes [6]	(164)	(259)
Goodwill	140	723
Other intangible assets	45	377
Non-admitted assets other than deferred taxes	913	75
Asset valuation and interest maintenance reserve	—	315
Benefit reserves	(89)	361
Unrealized gains (losses) on investments	(2,157)	(979)
Deferred gain on retroactive reinsurance agreements [7]	(762)	—
Other, net	969	747
U.S. GAAP stockholders’ equity of U.S. insurance entities [2]	12,390	4,107
U.S. GAAP stockholders’ equity of international subsidiaries as well as goodwill and other intangible assets related to the acquisition of Navigators Group	1,001	—
Total U.S. GAAP stockholders’ equity	$13,391	$4,107
[1]Statutory net income is for the six months ended June 30, 2023.
[2]Excludes insurance operations based in the U.K.
[3]For reporting purposes, statutory capital and surplus is referred to collectively as "statutory capital."
[4]The statutory capital for property and casualty insurance subsidiaries in this table does not include the value of an intercompany note owed by Hartford Holdings, Inc. ("HHI") to Hartford Fire Insurance Company.
[5]Represents the limitations on the recognition of deferred tax assets under U.S. statutory accounting principles ("U.S. STAT").
[6]Represents the tax timing differences between U.S. GAAP and U.S. STAT.
[7]Represents the deferred gain on retroactive reinsurance associated with U.S. entities for losses ceded to the Navigators and asbestos and environmental adverse development cover ("A&E ADC") agreements that is recognized within a special category of surplus under U.S. STAT but is recorded within other liabilities under U.S. GAAP.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

	AS OF
	Jun 30 2023	Mar 31 2023	Dec 31 2022	Sept 30 2022	Jun 30 2022	Mar 31 2022
Net unrealized gain (loss) on fixed maturities, AFS [1]	$(2,277)	$(2,008)	$(2,594)	$(3,038)	$(1,858)	$(261)
Unrealized loss on fixed maturities, AFS with allowance for credit losses ("ACL")	(10)	(13)	(7)	(7)	(2)	(2)
Net gains on cash flow hedging instruments	31	48	40	69	30	5
Total net unrealized gain (loss)	(2,256)	(1,973)	(2,561)	(2,976)	(1,830)	(258)
Foreign currency translation adjustments	36	33	31	14	33	41
Liability for future policy benefits adjustments [1]	32	27	35	37	13	(16)
Pension and other postretirement plan adjustments	(1,336)	(1,341)	(1,346)	(1,452)	(1,465)	(1,477)
Total AOCI [1]	$(3,524)	$(3,254)	$(3,841)	$(4,377)	$(3,249)	$(1,710)
[1]Adopting LDTI, including removing shadow adjustments formerly reported in net unrealized gain (loss) on fixed maturities, AFS as well as the liability for future policy benefits adjustments, resulted in an after tax increase (decrease) to total AOCI of $35, $37, $13 and $(11) as of December 31, 2022, September 30, 2022, June 30, 2022 and March 31, 2022, respectively.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
INCOME STATEMENTS

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2023	Mar 31 2023	Dec 31 2022	Sept 30 2022	Jun 30 2022	Mar 31 2022	Jun 30 2023	Jun 30 2022
Written premiums	$3,979	$3,856	$3,428	$3,583	$3,592	$3,516	$7,835	$7,108
Change in unearned premium reserve	333	351	(93)	131	251	310	684	561
Earned premiums	3,646	3,505	3,521	3,452	3,341	3,206	7,151	6,547
Fee income	17	18	17	18	17	17	35	34
Losses and loss adjustment expenses
Current accident year before catastrophes	2,216	2,085	2,081	2,070	1,944	1,833	4,301	3,777
Current accident year catastrophes	226	185	135	293	123	98	411	221
Prior accident year development [1]	(39)	—	183	(53)	(58)	(36)	(39)	(94)
Total losses and loss adjustment expenses	2,403	2,270	2,399	2,310	2,009	1,895	4,673	3,904
Amortization of DAC	493	482	466	456	441	428	975	869
Underwriting expenses	616	604	598	610	606	577	1,220	1,183
Amortization of other intangible assets	7	8	8	8	7	8	15	15
Dividends to policyholders	7	8	8	7	7	7	15	14
Underwriting gain*	137	151	59	79	288	308	288	596
Net investment income	415	392	469	360	407	382	807	789
Net realized gains (losses)	(57)	(23)	3	(110)	(225)	(104)	(80)	(329)
Net servicing and other income (expense)	7	6	2	3	2	(2)	13	—
Income before income taxes	502	526	533	332	472	584	1,028	1,056
Income tax expense	95	100	107	76	97	116	195	213
Net income	407	426	426	256	375	468	833	843
Adjustments to reconcile net income to core earnings:
Net realized losses (gains), excluded from core earnings, before tax	48	23	(3)	109	222	106	71	328
Integration and other non-recurring M&A costs, before tax	2	—	3	3	4	3	2	7
Change in deferred gain on retroactive reinsurance, before tax [1]	—	—	229	—	—	—	—	—
Income tax expense (benefit) [2]	(11)	(5)	(56)	(23)	(49)	(26)	(16)	(75)
Core earnings	$446	$444	$599	$345	$552	$551	$890	$1,103
ROE
Net income available to common stockholders [3]	13.8%	12.8%	12.7%	15.2%	15.7%	18.4%
Adjustments to reconcile net income available to common stockholders to core earnings:
Net realized losses (gains), excluded from core earnings, before tax	1.8%	3.3%	4.0%	2.8%	1.2%	(1.3%)
Integration and other non-recurring M&A costs, before tax	0.1%	0.1%	0.1%	0.1%	0.1%	0.1%
Change in deferred gain on retroactive reinsurance, before tax [1]	2.3%	2.2%	2.1%	1.6%	1.8%	2.1%
Income tax expense (benefit) [2]	(0.9%)	(1.3%)	(1.4%)	(1.0%)	(0.7%)	(0.3%)
Impact of AOCI, excluded from core earnings ROE	(2.6%)	(1.6%)	(0.9%)	(1.0%)	(0.2%)	0.6%
Core earnings [3]	14.5%	15.5%	16.6%	17.7%	17.9%	19.6%
[1]Prior accident year development does not include a benefit for the portion of ceded losses in excess of ceded premium paid under ADC agreements, which is recognized as a deferred gain under retroactive reinsurance accounting.
[2]Primarily represents federal income tax expense (benefit) related to before tax items not included in core earnings.
[3]Net income ROE and Core earnings ROE are calculated by allocating a portion of debt, interest expense, preferred stock and preferred stock dividends accounted for within Corporate to Property & Casualty.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
INCOME STATEMENTS (CONTINUED)

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2023	Mar 31 2023	Dec 31 2022	Sept 30 2022	Jun 30 2022	Mar 31 2022	Jun 30 2023	Jun 30 2022
UNFAVORABLE (FAVORABLE) PRIOR ACCIDENT YEAR DEVELOPMENT
Workers’ compensation	$(52)	$(61)	$(61)	$(58)	$(40)	$(45)	$(113)	$(85)
Workers' compensation discount accretion	11	11	9	9	9	9	22	18
General liability	16	12	23	—	21	12	28	33
Marine	(2)	1	—	5	(3)	—	(1)	(3)
Package business	(3)	(5)	(4)	(11)	(13)	(11)	(8)	(24)
Commercial property	(5)	5	6	4	(6)	(15)	—	(21)
Professional liability	(3)	—	(2)	—	(9)	—	(3)	(9)
Bond	12	—	(28)	—	(4)	—	12	(4)
Assumed reinsurance	15	2	7	—	—	12	17	12
Automobile liability - Commercial Lines	6	—	15	11	12	—	6	12
Automobile liability - Personal Lines	—	—	—	(9)	—	(5)	—	(5)
Homeowners	2	(1)	1	(2)	—	—	1	—
Net asbestos and environmental reserves	—	—	—	—	—	—	—	—
Catastrophes	(44)	—	(30)	(2)	(27)	(3)	(44)	(30)
Uncollectible reinsurance	4	8	—	(3)	6	—	12	6
Other reserve re-estimates	4	28	18	3	(4)	10	32	6
Prior accident year development before change in deferred gain	(39)	—	(46)	(53)	(58)	(36)	(39)	(94)
Change in deferred gain on retroactive reinsurance included in other liabilities	—	—	229	—	—	—	—	—
Total prior accident year development	$(39)	$—	$183	$(53)	$(58)	$(36)	$(39)	$(94)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
UNDERWRITING RATIOS

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2023	Mar 31 2023	Dec 31 2022	Sept 30 2022	Jun 30 2022	Mar 31 2022	Jun 30 2023	Jun 30 2022
UNDERWRITING GAIN	$137	$151	$59	$79	$288	$308	$288	$596
UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes	60.8	59.5	59.1	60.0	58.2	57.2	60.1	57.7
Current accident year catastrophes	6.2	5.3	3.8	8.5	3.7	3.1	5.7	3.4
Prior accident year development	(1.1)	—	5.2	(1.5)	(1.7)	(1.1)	(0.5)	(1.4)
Total losses and loss adjustment expenses	65.9	64.8	68.1	66.9	60.1	59.1	65.3	59.6
Expenses [1]	30.1	30.7	30.0	30.6	31.0	31.1	30.4	31.1
Policyholder dividends	0.2	0.2	0.2	0.2	0.2	0.2	0.2	0.2
Combined ratio	96.2	95.7	98.3	97.7	91.4	90.4	96.0	90.9
Adjustments to reconcile combined ratio to underlying combined ratio:
Current accident year catastrophes and prior accident year development	(5.1)	(5.3)	(9.0)	(7.0)	(2.0)	(2.0)	(5.2)	(2.0)
Underlying combined ratio *	91.1	90.4	89.3	90.8	89.4	88.5	90.8	89.0
[1]Integration and transaction costs related to the acquisition of Navigators Group are not included in the expense ratio.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMMERCIAL LINES
INCOME STATEMENTS

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2023	Mar 31 2023	Dec 31 2022	Sept 30 2022	Jun 30 2022	Mar 31 2022	Jun 30 2023	Jun 30 2022
Written premiums	$3,177	$3,109	$2,733	$2,780	$2,836	$2,809	$6,286	$5,645
Change in unearned premium reserve	291	343	(34)	77	221	323	634	544
Earned premiums	2,886	2,766	2,767	2,703	2,615	2,486	5,652	5,101
Fee income	10	10	10	10	10	9	20	19
Losses and loss adjustment expenses
Current accident year before catastrophes	1,638	1,564	1,542	1,555	1,467	1,395	3,202	2,862
Current accident year catastrophes	123	138	114	179	67	81	261	148
Prior accident year development	(38)	(23)	(68)	(42)	(88)	(33)	(61)	(121)
Total losses and loss adjustment expenses	1,723	1,679	1,588	1,692	1,446	1,443	3,402	2,889
Amortization of DAC	436	424	408	399	385	371	860	756
Underwriting expenses	469	456	461	455	447	425	925	872
Amortization of other intangible assets	7	7	8	7	7	7	14	14
Dividends to policyholders	7	8	8	7	7	7	15	14
Underwriting gain	254	202	304	153	333	242	456	575
Net investment income	364	338	411	315	356	333	702	689
Net realized losses	(51)	(19)	(1)	(95)	(198)	(91)	(70)	(289)
Other expense [1]	—	—	(2)	(3)	(1)	(6)	—	(7)
Income before income taxes	567	521	712	370	490	478	1,088	968
Income tax expense	109	100	146	84	101	95	209	196
Net income	458	421	566	286	389	383	879	772
Adjustments to reconcile net income to core earnings:
Net realized losses, excluded from core earnings, before tax	43	19	1	95	194	93	62	287
Integration and other non-recurring M&A costs, before tax [1]	2	—	3	3	4	3	2	7
Income tax benefit [2]	(10)	(4)	(8)	(21)	(43)	(23)	(14)	(66)
Core earnings	$493	$436	$562	$363	$544	$456	$929	$1,000
[1]Includes Navigators Group integration costs.
[2]Primarily represents federal income tax expense (benefit) related to before tax items not included in core earnings.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMMERCIAL LINES
INCOME STATEMENTS (CONTINUED)

Prior accident year development included the following unfavorable (favorable) reserve development:

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2023	Mar 31 2023	Dec 31 2022	Sept 30 2022	Jun 30 2022	Mar 31 2022	Jun 30 2023	Jun 30 2022
Workers’ compensation	$(52)	$(61)	$(61)	$(58)	$(40)	$(45)	$(113)	$(85)
Workers' compensation discount accretion	11	11	9	9	9	9	22	18
General liability [1]	16	12	23	—	(10)	12	28	2
Marine	(2)	1	—	5	(3)	—	(1)	(3)
Package business	(3)	(5)	(4)	(11)	(13)	(11)	(8)	(24)
Commercial property	(5)	5	6	4	(6)	(15)	—	(21)
Professional liability	(3)	—	(2)	—	(9)	—	(3)	(9)
Bond	12	—	(28)	—	(4)	—	12	(4)
Assumed reinsurance	15	2	7	—	—	12	17	12
Automobile liability	6	—	15	11	12	—	6	12
Catastrophes	(40)	—	(29)	(2)	(26)	(3)	(40)	(29)
Uncollectible reinsurance	4	5	—	(1)	—	—	9	—
Other reserve re-estimates	3	7	(4)	1	2	8	10	10
Total prior accident year development	$(38)	$(23)	$(68)	$(42)	$(88)	$(33)	$(61)	$(121)
[1]The three months ended June 30, 2022 included a reduction in incurred losses due to reallocating from Commercial Lines to P&C Other Operations a portion of reserves for sexual molestation and sexual abuse claims related to the agreement in principle reached with BSA in third quarter 2021, largely offset by reserve increases related to excess casualty and primary construction. See note [1] on page 20. In total for the Company, there was no change in the liability for settlement amounts owed on Boy Scouts of America ("BSA") claims.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMMERCIAL LINES
UNDERWRITING RATIOS

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2023	Mar 31 2023	Dec 31 2022	Sept 30 2022	Jun 30 2022	Mar 31 2022	Jun 30 2023	Jun 30 2022
UNDERWRITING GAIN	$254	$202	$304	$153	$333	$242	$456	$575
UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes	56.8	56.5	55.7	57.5	56.1	56.1	56.7	56.1
Current accident year catastrophes	4.3	5.0	4.1	6.6	2.6	3.3	4.6	2.9
Prior accident year development	(1.3)	(0.8)	(2.5)	(1.6)	(3.4)	(1.3)	(1.1)	(2.4)
Total losses and loss adjustment expenses	59.7	60.7	57.4	62.6	55.3	58.0	60.2	56.6
Expenses [1]	31.3	31.7	31.3	31.5	31.7	31.9	31.5	31.8
Policyholder dividends	0.2	0.3	0.3	0.3	0.3	0.3	0.3	0.3
Combined ratio	91.2	92.7	89.0	94.3	87.3	90.3	91.9	88.7
Adjustments to reconcile combined ratio to underlying combined ratio:
Current accident year catastrophes and prior accident year development	(3.0)	(4.2)	(1.6)	(5.0)	0.8	(2.0)	(3.5)	(0.5)
Underlying combined ratio	88.3	88.5	87.4	89.3	88.1	88.3	88.4	88.2

COMBINED RATIOS BY LINE OF BUSINESS
SMALL COMMERCIAL
Combined ratio	90.8	90.8	89.4	89.3	85.2	82.9	90.8	84.1
Adjustments to reconcile combined ratio to underlying combined ratio:
Current accident year catastrophes	(5.7)	(6.2)	(6.3)	(5.3)	(3.0)	(1.9)	(5.9)	(2.4)
Prior accident year development	4.5	4.9	4.5	4.4	4.7	4.9	4.7	4.8
Underlying combined ratio	89.7	89.5	87.5	88.5	86.9	85.9	89.6	86.4
MIDDLE & LARGE COMMERCIAL
Combined ratio	93.6	97.6	91.8	100.7	95.6	94.6	95.5	95.1
Adjustments to reconcile combined ratio to underlying combined ratio:
Current accident year catastrophes	(3.8)	(5.0)	(3.1)	(6.6)	(2.0)	(2.3)	(4.4)	(2.1)
Prior accident year development	(1.1)	(2.7)	1.5	(0.4)	(0.8)	(0.9)	(1.9)	(0.8)
Underlying combined ratio	88.7	89.9	90.2	93.7	92.9	91.5	89.3	92.2
GLOBAL SPECIALTY
Combined ratio	87.3	88.7	84.1	94.2	85.0	96.9	88.0	90.7
Adjustments to reconcile combined ratio to underlying combined ratio:
Current accident year catastrophes	(2.6)	(3.1)	(1.9)	(9.0)	(2.8)	(6.9)	(2.9)	(4.8)
Prior accident year development	0.3	(0.4)	0.7	(0.6)	0.9	(1.8)	—	(0.4)
Underlying combined ratio	85.0	85.2	83.0	84.5	83.1	88.2	85.1	85.5
[1]Integration and transaction costs related to the acquisition of Navigators Group are not included in the expense ratio.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMMERCIAL LINES
SUPPLEMENTAL DATA

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2023	Mar 31 2023	Dec 31 2022	Sept 30 2022	Jun 30 2022	Mar 31 2022	Jun 30 2023	Jun 30 2022
WRITTEN PREMIUMS
Small Commercial	$1,266	$1,319	$1,130	$1,131	$1,145	$1,180	$2,585	$2,325
Middle & Large Commercial	1,013	935	911	979	907	853	1,948	1,760
Middle Market	881	796	773	856	785	724	1,677	1,509
National Accounts and Other	132	139	138	123	122	129	271	251
Global Specialty [1]	885	842	681	659	772	764	1,727	1,536
U.S.	551	468	466	466	516	466	1,019	982
International	121	99	110	92	103	91	220	194
Global Re	213	275	105	101	153	207	488	360
Other	13	13	11	11	12	12	26	24
Total	$3,177	$3,109	$2,733	$2,780	$2,836	$2,809	$6,286	$5,645
EARNED PREMIUMS
Small Commercial	$1,190	$1,139	$1,147	$1,117	$1,081	$1,034	$2,329	$2,115
Middle & Large Commercial	948	914	915	896	855	828	1,862	1,683
Middle Market	806	785	788	774	733	717	1,591	1,450
National Accounts and Other	142	129	127	122	122	111	271	233
Global Specialty [1]	735	700	695	678	666	613	1,435	1,279
U.S.	484	463	472	460	450	426	947	876
International	108	99	93	99	98	87	207	185
Global Re	143	138	130	119	118	100	281	218
Other	13	13	10	12	13	11	26	24
Total	$2,886	$2,766	$2,767	$2,703	$2,615	$2,486	$5,652	$5,101

COMMERCIAL LINES STATISTICAL PREMIUM INFORMATION
Small Commercial
Net New Business Premium	$237	$242	$191	$190	$201	$186	$479	$387
Renewal Written Price Increases	4.2%	3.9%	4.7%	4.0%	3.4%	3.2%	4.0%	3.3%
Policy Count Retention	85%	86%	86%	86%	85%	86%	85%	86%
Policies in Force (in thousands)	1,461	1,439	1,421	1,411	1,395	1,378
Middle Market [2]
Net New Business Premium	$164	$148	$131	$150	$130	$120	$312	$250
Renewal Written Price Increases	7.6%	6.5%	6.4%	6.3%	5.1%	5.0%	7.1%	5.1%
Premium Retention	83%	82%	83%	84%	82%	82%	83%	82%
Global Specialty
Gross New Business Premium [3]	$246	$191	$192	$201	$226	$206	$437	$432
Renewal Written Price Increases [4]	4.6%	3.6%	4.3%	4.3%	6.7%	9.3%	4.1%	7.9%
[1]U.S. business includes a small amount of business issued by U.S. insurance entities to U.S. policyholders with international-based exposures. International represents Navigators Group business written in either Lloyd's market or other international markets, which includes U.S.-based exposures.
[2]Except for net new business premium, metrics for Middle Market exclude loss sensitive and programs businesses.
[3]Excludes Global Re and is before ceded reinsurance.
[4]Excludes Global Re, offshore energy policies, credit and political risk insurance policies, political violence and terrorism policies, and any business under which the managing agent of our Lloyd's Syndicate 1221 delegates underwriting authority to coverholders and other third parties.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PERSONAL LINES
INCOME STATEMENTS

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2023	Mar 31 2023	Dec 31 2022	Sept 30 2022	Jun 30 2022	Mar 31 2022	Jun 30 2023	Jun 30 2022
Written premiums	$802	$747	$695	$803	$756	$707	$1,549	$1,463
Change in unearned premium reserve	42	8	(59)	54	30	(13)	50	17
Earned premiums	760	739	754	749	726	720	1,499	1,446
Fee income	7	8	7	8	7	8	15	15
Losses and loss adjustment expenses
Current accident year before catastrophes	578	521	539	515	477	438	1,099	915
Current accident year catastrophes	103	47	21	114	56	17	150	73
Prior accident year development	(3)	20	1	(11)	—	(3)	17	(3)
Total losses and loss adjustment expenses	678	588	561	618	533	452	1,266	985
Amortization of DAC	57	58	58	57	56	57	115	113
Underwriting expenses	145	145	135	153	157	149	290	306
Amortization of other intangible assets	—	1	—	1	—	1	1	1
Underwriting gain (loss)	(113)	(45)	7	(72)	(13)	69	(158)	56
Net investment income	34	38	41	31	35	33	72	68
Net realized gains (losses)	(5)	(1)	3	(11)	(18)	(9)	(6)	(27)
Net servicing and other income (expense)	7	6	4	6	3	4	13	7
Income (loss) before income taxes	(77)	(2)	55	(46)	7	97	(79)	104
Income tax expense (benefit)	(17)	(1)	11	(10)	1	20	(18)	21
Net income (loss)	(60)	(1)	44	(36)	6	77	(61)	83
Adjustments to reconcile net income (loss) to core earnings (loss):
Net realized losses (gains), excluded from core earnings, before tax	4	1	(3)	10	19	9	5	28
Income tax expense (benefit) [1]	(1)	—	1	(2)	(4)	(2)	(1)	(6)
Core earnings (loss)	$(57)	$—	$42	$(28)	$21	$84	$(57)	$105
[1]Represents federal income tax expense (benefit) related to before tax items not included in core earnings.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PERSONAL LINES
INCOME STATEMENTS (CONTINUED)

Prior accident year development included the following unfavorable (favorable) reserve development:

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2023	Mar 31 2023	Dec 31 2022	Sept 30 2022	Jun 30 2022	Mar 31 2022	Jun 30 2023	Jun 30 2022
Automobile liability	$—	$—	$—	$(9)	$—	$(5)	$—	$(5)
Homeowners	2	(1)	1	(2)	—	—	1	—
Catastrophes	(4)	—	(1)	—	(1)	—	(4)	(1)
Uncollectible reinsurance	—	—	—	(2)	—	—	—	—
Other reserve re-estimates, net [1]	(1)	21	1	2	1	2	20	3
Total prior accident year development	$(3)	$20	$1	$(11)	$—	$(3)	$17	$(3)
[1]Other reserve re-estimates, net for the six months ended June 30, 2023 includes a $22 increase in automobile physical damage reserves.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PERSONAL LINES
UNDERWRITING RATIOS

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2023	Mar 31 2023	Dec 31 2022	Sept 30 2022	Jun 30 2022	Mar 31 2022	Jun 30 2023	Jun 30 2022
UNDERWRITING GAIN (LOSS)	$(113)	$(45)	$7	$(72)	$(13)	$69	$(158)	$56
UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes	76.1	70.5	71.5	68.8	65.7	60.8	73.3	63.3
Current accident year catastrophes	13.6	6.4	2.8	15.2	7.7	2.4	10.0	5.0
Prior accident year development	(0.4)	2.7	0.1	(1.5)	—	(0.4)	1.1	(0.2)
Total losses and loss adjustment expenses	89.2	79.6	74.4	82.5	73.4	62.8	84.5	68.1
Expenses	25.7	26.5	24.7	27.1	28.4	27.6	26.1	28.0
Combined ratio	114.9	106.1	99.1	109.6	101.8	90.4	110.5	96.1
Adjustment to reconcile combined ratio to underlying combined ratio:
Current accident year catastrophes and prior accident year development	(13.2)	(9.1)	(2.9)	(13.7)	(7.7)	(2.0)	(11.1)	(4.8)
Underlying combined ratio	101.7	97.0	96.2	95.9	94.1	88.5	99.4	91.3
PRODUCT
Automobile
Combined ratio	116.4	110.2	108.6	113.2	101.2	92.8	113.3	97.0
Adjustment to reconcile combined ratio to underlying combined ratio:
Current accident year catastrophes	(3.8)	(1.1)	(0.1)	(11.9)	(1.4)	(0.3)	(2.5)	(0.9)
Prior accident year development	(0.8)	(4.0)	0.3	1.4	0.2	0.9	(2.4)	0.5
Underlying combined ratio	111.8	105.1	108.9	102.6	100.0	93.3	108.5	96.7
Homeowners
Combined ratio	115.1	96.8	78.1	102.6	103.1	85.2	106.1	94.2
Adjustment to reconcile combined ratio to underlying combined ratio:
Current accident year catastrophes	(35.5)	(17.8)	(8.8)	(22.6)	(21.2)	(7.0)	(26.8)	(14.1)
Prior accident year development	(0.1)	(0.1)	(1.0)	0.4	0.1	(0.8)	(0.1)	(0.4)
Underlying combined ratio	79.6	78.9	68.3	80.4	82.0	77.4	79.2	79.7

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PERSONAL LINES
SUPPLEMENTAL DATA

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2023	Mar 31 2023	Dec 31 2022	Sept 30 2022	Jun 30 2022	Mar 31 2022	Jun 30 2023	Jun 30 2022
DISTRIBUTION
WRITTEN PREMIUMS
AARP Direct	$698	$648	$596	$698	$655	$610	$1,346	$1,265
AARP Agency	52	50	50	50	50	48	102	98
Other Agency	48	44	44	48	46	43	92	89
Other	4	5	5	7	5	6	9	11
Total	$802	$747	$695	$803	$756	$707	$1,549	$1,463
EARNED PREMIUMS
AARP Direct	$659	$640	$653	$645	$625	$617	$1,299	$1,242
AARP Agency	51	49	50	50	50	50	100	100
Other Agency	45	45	45	46	46	47	90	93
Other	5	5	6	8	5	6	10	11
Total	$760	$739	$754	$749	$726	$720	$1,499	$1,446
PRODUCT LINE
WRITTEN PREMIUMS
Automobile	$543	$529	$473	$541	$509	$497	$1,072	$1,006
Homeowners	259	218	222	262	247	210	477	457
Total	$802	$747	$695	$803	$756	$707	$1,549	$1,463
EARNED PREMIUMS
Automobile	$523	$509	$519	$516	$497	$493	$1,032	$990
Homeowners	237	230	235	233	229	227	467	456
Total	$760	$739	$754	$749	$726	$720	$1,499	$1,446

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PERSONAL LINES
SUPPLEMENTAL DATA (CONTINUED)

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2023	Mar 31 2023	Dec 31 2022	Sept 30 2022	Jun 30 2022	Mar 31 2022	Jun 30 2023	Jun 30 2022
STATISTICAL PREMIUM INFORMATION (YEAR OVER YEAR)
Net New Business Premium
Automobile	$52	$46	$41	$71	$57	$58	$98	$115
Homeowners	$22	$21	$18	$22	$19	$15	$43	$34
Renewal Written Price Increases
Automobile	13.8%	9.9%	6.2%	5.0%	4.0%	2.9%	11.9%	3.5%
Homeowners	14.4%	13.9%	13.3%	11.7%	9.0%	8.8%	14.2%	8.9%
Policy Count Retention
Automobile	86%	85%	85%	85%	84%	84%	85%	84%
Homeowners	84%	84%	84%	84%	84%	84%	84%	84%
Policies in Force (in thousands)
Automobile	1,287	1,305	1,323	1,331	1,315	1,315
Homeowners	723	731	740	749	756	765

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
P&C OTHER OPERATIONS
INCOME STATEMENTS

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2023	Mar 31 2023	Dec 31 2022	Sept 30 2022	Jun 30 2022	Mar 31 2022	Jun 30 2023	Jun 30 2022
Losses and loss adjustment expenses
Prior accident year development [1]	$2	$3	$250	$—	$30	$—	$5	$30
Total losses and loss adjustment expenses	2	3	250	—	30	—	5	30
Underwriting expenses	2	3	2	2	2	3	5	5
Underwriting loss	(4)	(6)	(252)	(2)	(32)	(3)	(10)	(35)
Net investment income	17	16	17	14	16	16	33	32
Net realized gains (losses)	(1)	(3)	1	(4)	(9)	(4)	(4)	(13)
Income (loss) before income taxes	12	7	(234)	8	(25)	9	19	(16)
Income tax expense (benefit)	3	1	(50)	2	(5)	1	4	(4)
Net income (loss)	9	6	(184)	6	(20)	8	15	(12)
Adjustments to reconcile net income (loss) to core earnings (loss):
Net realized losses (gains), excluded from core earnings, before tax	1	3	(1)	4	9	4	4	13
Change in deferred gain on retroactive reinsurance, before tax	—	—	229	—	—	—	—	—
Income tax benefit [2]	—	(1)	(49)	—	(2)	(1)	(1)	(3)
Core earnings (loss)	$10	$8	$(5)	$10	$(13)	$11	$18	$(2)
[1]For the three and six months ended June 30, 2022, includes incurred losses on general liability reserves due to reallocating from Commercial Lines to P&C Other Operations a portion of reserves related to excess liability policies for amounts owed to claimants under the agreement in principle reached with BSA on sexual molestation and sexual abuse claims in third quarter 2021. In total for the Company, there was no change in the liability for settlement amounts owed on BSA claims.
[2]Represents federal income tax expense (benefit) related to before tax items not included in core earnings.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
GROUP BENEFITS
INCOME STATEMENTS

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2023	Mar 31 2023	Dec 31 2022	Sept 30 2022	Jun 30 2022	Mar 31 2022	Jun 30 2023	Jun 30 2022
Earned premiums	$1,574	$1,558	$1,498	$1,458	$1,469	$1,445	$3,132	$2,914
Fee income	56	51	48	46	48	45	107	93
Net investment income	113	110	154	117	130	123	223	253
Net realized gains (losses)	(19)	5	1	(37)	(70)	(16)	(14)	(86)
Total revenues	1,724	1,724	1,701	1,584	1,577	1,597	3,448	3,174
Benefits, losses and loss adjustment expenses	1,175	1,210	1,135	1,096	1,063	1,223	2,385	2,286
Amortization of DAC	9	9	7	8	9	9	18	18
Insurance operating costs and other expenses	381	380	371	364	365	367	761	732
Amortization of other intangible assets	10	10	10	10	10	10	20	20
Total benefits, losses and expenses	1,575	1,609	1,523	1,478	1,447	1,609	3,184	3,056
Income (loss) before income taxes	149	115	178	106	130	(12)	264	118
Income tax expense (benefit)	28	23	35	20	24	(4)	51	20
Net income (loss) [1]	121	92	143	86	106	(8)	213	98
Adjustments to reconcile net income (loss) to core earnings:
Net realized losses (gains), excluded from core earnings, before tax	16	(5)	(2)	38	70	16	11	86
Integration and other non-recurring M&A costs, before tax	—	2	2	2	2	2	2	4
Income tax expense (benefit) [2]	(4)	1	1	(9)	(15)	(4)	(3)	(19)
Core earnings [1]	$133	$90	$144	$117	$163	$6	$223	$169
Margin
Net income margin	7.0%	5.3%	8.4%	5.4%	6.7%	(0.5%)	6.2%	3.1%
Core earnings margin*	7.6%	5.2%	8.5%	7.2%	9.9%	0.4%	6.4%	5.2%
ROE
Net income available to common stockholders [3]	13.0%	11.9%	8.3%	5.3%	3.4%	5.1%
Adjustments to reconcile net income available to common stockholders to core earnings:
Net realized losses (gains), excluded from core earnings, before tax	1.5%	3.1%	3.6%	1.6%	0.1%	(2.6%)
Integration and other non-recurring M&A costs, before tax	0.2%	0.2%	0.2%	0.2%	0.2%	0.2%
Income tax expense (benefit) [2]	(0.4%)	(0.7%)	(0.8%)	(0.4%)	—%	0.5%
Impact of AOCI, excluded from core earnings ROE	(1.8%)	(0.9%)	(0.3%)	(0.1%)	0.1%	0.3%
Core earnings [3]	12.5%	13.6%	11.0%	6.6%	3.8%	3.5%
[1]Adopting LDTI resulted in an after tax increase (decrease) to net income and core earnings of $3, $0, $2 and $(2) for the three months ended December 31, 2022, September 30, 2022, June 30, 2022, and March 31, 2022, respectively.
[2]Represents federal income tax expense (benefit) related to before tax items not included in core earnings.
[3]Net income ROE and core earnings ROE are calculated by allocating a portion of debt, interest expense, preferred stock and preferred stock dividends accounted for within Corporate to Group Benefits.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
GROUP BENEFITS
SUPPLEMENTAL DATA

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2023	Mar 31 2023	Dec 31 2022	Sept 30 2022	Jun 30 2022	Mar 31 2022	Jun 30 2023	Jun 30 2022
PREMIUMS
Fully insured ongoing premiums
Group disability	$822	$814	$805	$772	$780	$754	$1,636	$1,534
Group life	650	643	604	593	599	597	1,293	1,196
Other [1]	102	100	89	88	90	87	202	177
Total fully insured ongoing premiums	1,574	1,557	1,498	1,453	1,469	1,438	3,131	2,907
Total buyouts [2]	—	1	—	5	—	7	1	7
Total premiums	$1,574	$1,558	$1,498	$1,458	$1,469	$1,445	$3,132	$2,914
SALES (GROSS ANNUALIZED NEW PREMIUMS)
Fully insured ongoing sales
Group disability	$77	$209	$67	$51	$123	$222	$286	$345
Group life	60	227	21	41	70	125	287	195
Other [1]	14	38	14	14	11	42	52	53
Total fully insured ongoing sales	151	474	102	106	204	389	625	593
Total buyouts [2]	—	1	—	5	—	7	1	7
Total sales	$151	$475	$102	$111	$204	$396	$626	$600
RATIOS, EXCLUDING BUYOUTS
Group disability loss ratio	67.0%	70.4%	65.5%	68.4%	66.3%	73.2%	68.7%	69.7%
Group life loss ratio	84.1%	86.7%	89.1%	83.1%	78.6%	98.7%	85.4%	88.6%
Total loss ratio	72.1%	75.2%	73.4%	72.8%	70.1%	82.0%	73.6%	76.0%
Expense ratio [3]	24.5%	24.7%	25.0%	25.4%	25.2%	25.9%	24.6%	25.5%
[1]Includes other group coverages such as retiree health insurance, critical illness, accident and hospital indemnity coverages.
[2]Takeover of open claim liabilities and other non-recurring premium amounts.
[3]Integration and transaction costs related to the acquisition of Aetna's U.S. group life and disability business are not included in the expense ratio.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
HARTFORD FUNDS
INCOME STATEMENTS

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2023	Mar 31 2023	Dec 31 2022	Sept 30 2022	Jun 30 2022	Mar 31 2022	Jun 30 2023	Jun 30 2022
Investment management fees	$186	$182	$183	$190	$198	$216	$368	$414
Shareowner servicing fees	21	21	21	21	23	25	42	48
Other revenue	41	41	41	45	43	47	82	90
Net realized gains (losses)	1	5	7	(9)	(13)	(9)	6	(22)
Total revenues	249	249	252	247	251	279	498	530
Sub-advisory expense	66	65	65	68	71	78	131	149
Employee compensation and benefits	29	34	29	27	31	36	63	67
Distribution and service	73	73	72	75	81	87	146	168
General, administrative and other	24	26	29	25	24	28	50	52
Total expenses	192	198	195	195	207	229	390	436
Income before income taxes	57	51	57	52	44	50	108	94
Income tax expense	12	10	12	11	10	8	22	18
Net income	45	41	45	41	34	42	86	76
Adjustments to reconcile net income to core earnings:
Net realized losses (gains), excluded from core earnings, before tax	(1)	(5)	(7)	9	13	9	(6)	22
Income tax expense (benefit) [1]	—	1	1	(3)	(3)	(1)	1	(4)
Core earnings	$44	$37	$39	$47	$44	$50	$81	$94
Daily average Hartford Funds AUM	$127,540	$127,084	$124,087	$129,782	$136,841	$150,131	$127,313	$143,449
Return on assets (bps, net of tax) [2]
Net income	14.1	12.9	14.5	12.6	9.9	11.2	13.5	10.6
Core earnings*	13.8	11.6	12.6	14.5	12.9	13.3	12.7	13.1
ROE
Net income available to common stockholders [3]	44.9%	42.7%	42.4%	48.2%	51.9%	58.0%
Adjustments to reconcile net income available to common stockholders to core earnings:
Net realized losses excluded from core earnings, before tax	(1.1%)	2.7%	6.5%	7.8%	6.0%	2.0%
Income tax expense (benefit) [1]	(0.3%)	(1.1%)	(1.6%)	(1.7%)	(1.1%)	—%
Impact of AOCI, excluded from core earnings ROE	(1.9%)	(1.5%)	(1.2%)	(1.5%)	(0.9%)	(0.6%)
Core earnings [3]	41.6%	42.8%	46.1%	52.8%	55.9%	59.4%
[1]Represents federal income tax expense (benefit) related to before tax items not included in core earnings.
[2]Represents annualized earnings divided by daily average assets under management ("AUM"), as measured in basis points ("bps") which represents one hundredth of one percent.
[3]Net income ROE and core earnings ROE are calculated by allocating a portion of debt, interest expense, preferred stock and preferred stock dividends accounted for within Corporate to Hartford Funds.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
HARTFORD FUNDS
ASSET VALUE ROLLFORWARD
ASSETS UNDER MANAGEMENT BY ASSET CLASS

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2023	Mar 31 2023	Dec 31 2022	Sept 30 2022	Jun 30 2022	Mar 31 2022	Jun 30 2023	Jun 30 2022
Equity Funds
Beginning balance	$76,132	$73,782	$69,128	$74,891	$89,282	$95,703	$73,782	$95,703
Sales	3,447	4,202	4,200	4,257	5,631	6,856	7,649	12,487
Redemptions	(4,145)	(5,221)	(6,505)	(5,178)	(6,795)	(6,965)	(9,366)	(13,760)
Net flows	(698)	(1,019)	(2,305)	(921)	(1,164)	(109)	(1,717)	(1,273)
Change in market value and other	3,517	3,369	6,959	(4,842)	(13,227)	(6,312)	6,886	(19,539)
Ending balance	$78,951	$76,132	$73,782	$69,128	$74,891	$89,282	$78,951	$74,891
Fixed Income Funds
Beginning balance	$16,399	$15,861	$16,018	$17,388	$18,889	$20,113	$15,861	$20,113
Sales	1,216	1,521	1,852	1,084	1,736	1,900	2,737	3,636
Redemptions	(1,468)	(1,372)	(2,471)	(2,071)	(2,306)	(2,254)	(2,840)	(4,560)
Net flows	(252)	149	(619)	(987)	(570)	(354)	(103)	(924)
Change in market value and other	2	389	462	(383)	(931)	(870)	391	(1,801)
Ending balance	$16,149	$16,399	$15,861	$16,018	$17,388	$18,889	$16,149	$17,388
Multi-Strategy Investments Funds [1]
Beginning balance	$19,941	$19,975	$19,028	$20,362	$22,603	$23,610	$19,975	$23,610
Sales	402	516	530	467	598	722	918	1,320
Redemptions	(918)	(892)	(959)	(810)	(841)	(826)	(1,810)	(1,667)
Net flows	(516)	(376)	(429)	(343)	(243)	(104)	(892)	(347)
Change in market value and other	339	342	1,376	(991)	(1,998)	(903)	681	(2,901)
Ending balance	$19,764	$19,941	$19,975	$19,028	$20,362	$22,603	$19,764	$20,362
Exchange-Traded Funds ("ETF") AUM
Beginning balance	$3,036	$2,854	$2,590	$2,765	$3,211	$3,206	$2,854	$3,206
Net flows	210	67	60	28	(34)	143	277	109
Change in market value and other	(3)	115	204	(203)	(412)	(138)	112	(550)
Ending balance	$3,243	$3,036	$2,854	$2,590	$2,765	$3,211	$3,243	$2,765
Mutual Fund and ETF AUM
Beginning balance	$115,508	$112,472	$106,764	$115,406	$133,985	$142,632	$112,472	$142,632
Sales - mutual fund	5,065	6,239	6,582	5,808	7,965	9,478	11,304	17,443
Redemptions - mutual fund	(6,531)	(7,485)	(9,935)	(8,059)	(9,942)	(10,045)	(14,016)	(19,987)
Net flows - ETF	210	67	60	28	(34)	143	277	109
Net flows - mutual fund and ETF	(1,256)	(1,179)	(3,293)	(2,223)	(2,011)	(424)	(2,435)	(2,435)
Change in market value and other	3,855	4,215	9,001	(6,419)	(16,568)	(8,223)	8,070	(24,791)
Ending balance	118,107	115,508	112,472	106,764	115,406	133,985	118,107	115,406
Third-party life and annuity separate account AUM	11,799	11,672	11,635	11,063	11,992	14,061	11,799	11,992
Hartford Funds AUM	$129,906	$127,180	$124,107	$117,827	$127,398	$148,046	$129,906	$127,398
[1]Includes balanced, allocation, and alternative investment products.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CORPORATE
INCOME STATEMENTS

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2023	Mar 31 2023	Dec 31 2022	Sept 30 2022	Jun 30 2022	Mar 31 2022	Jun 30 2023	Jun 30 2022
Fee income [1]	$11	$9	$12	$11	$13	$13	$20	$26
Other revenue	—	1	—	—	—	1	1	1
Net investment income	8	10	13	7	3	3	18	6
Net realized gains (losses)	11	6	11	(10)	(30)	(16)	17	(46)
Total revenues (losses)	30	26	36	8	(14)	1	56	(13)
Benefits, losses and loss adjustment expenses [2]	2	2	3	1	2	2	4	4
Insurance operating costs and other expenses [1][3]	11	13	13	12	23	13	24	36
Interest expense	50	50	50	50	51	62	100	113
Restructuring and other costs	3	—	3	3	2	5	3	7
Total expenses	66	65	69	66	78	82	131	160
Loss before income taxes	(36)	(39)	(33)	(58)	(92)	(81)	(75)	(173)
Income tax benefit	(10)	(15)	(11)	(15)	(21)	(22)	(25)	(43)
Net loss [4]	(26)	(24)	(22)	(43)	(71)	(59)	(50)	(130)
Preferred stock dividends	5	5	5	6	5	5	10	10
Net loss available to common stockholders	(31)	(29)	(27)	(49)	(76)	(64)	(60)	(140)
Adjustments to reconcile net loss available to common stockholders to core loss:
Net realized losses (gains), excluded from core earnings, before tax	(10)	(6)	(10)	10	31	15	(16)	46
Restructuring and other costs, before tax	3	—	3	3	2	5	3	7
Loss on extinguishment of debt, before tax	—	—	—	—	9	—	—	9
Income tax expense (benefit) [5]	3	—	1	(1)	(9)	(4)	3	(13)
Core loss [4]	$(35)	$(35)	$(33)	$(37)	$(43)	$(48)	$(70)	$(91)
[1]Includes investment management fees and expenses related to managing third-party business.
[2]Includes benefits, losses and loss adjustment expenses for run-off structured settlement and terminal funding agreement liabilities.
[3]Insurance operating costs and other expenses also includes a $9 loss on extinguishment of debt related to The Hartford's redemption of its 7.875% junior subordinated loans on April 15, 2022.
[4]Adopting LDTI resulted in an after tax decrease to net loss and core loss of $1 for the three months ended September 30, 2022. There were no impacts to the other periods presented in the table above.
[5]Represents federal income tax expense (benefit) related to before tax items not included in core earnings.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTMENT INCOME BEFORE TAX
CONSOLIDATED

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2023	Mar 31 2023	Dec 31 2022	Sept 30 2022	Jun 30 2022	Mar 31 2022	Jun 30 2023	Jun 30 2022
Net Investment Income (Loss)
Fixed maturities [1]
Taxable	$411	$395	$365	$323	$290	$275	$806	$565
Tax-exempt	49	50	51	53	56	56	99	112
Total fixed maturities	460	445	416	376	346	331	905	677
Equity securities	9	13	17	15	13	12	22	25
Mortgage loans	58	57	55	53	53	50	115	103
Limited partnerships and other alternative investments [2]	32	26	169	62	158	126	58	284
Other [3]	4	(2)	4	(1)	(7)	9	2	2
Subtotal	563	539	661	505	563	528	1,102	1,091
Investment expense	(23)	(24)	(21)	(18)	(22)	(19)	(47)	(41)
Total net investment income	$540	$515	$640	$487	$541	$509	$1,055	$1,050
Annualized investment yield, before tax [4]	3.9%	3.7%	4.6%	3.5%	3.9%	3.6%	3.8%	3.8%
Annualized limited partnerships and other alternative investment yield, before tax [4]	2.9%	2.5%	16.8%	6.3%	17.3%	14.6%	2.7%	16.3%
Annualized investment yield, before tax, excluding limited partnership and other alternative investments [4]*	4.0%	3.8%	3.7%	3.3%	3.0%	2.9%	3.9%	3.0%
Annualized investment yield, net of tax [4]	3.1%	3.0%	3.7%	2.8%	3.2%	2.9%	3.1%	3.1%
Annualized investment yield, net of tax, excluding limited partnership and other alternative investments [4]*	3.2%	3.0%	3.0%	2.7%	2.4%	2.4%	3.1%	2.4%
Average reinvestment rate [5]	5.3%	5.8%	6.0%	4.9%	4.5%	3.3%	5.6%	3.8%
Average sales/maturities yield [6]	4.1%	4.2%	4.2%	3.7%	3.6%	3.0%	4.1%	3.3%
Portfolio duration (in years) [7]	4.0	4.0	4.0	4.0	4.3	4.4	4.0	4.3
[1]Includes income on short-term investments.
[2]Other alternative investments include an insurer-owned life insurance policy, which is primarily invested in private equity, fixed income, and hedge funds.
[3]Includes changes in fair value of certain equity fund investments and income from derivatives that qualify for hedge accounting and are used to hedge fixed maturities.
[4]Represents annualized net investment income divided by the monthly average invested assets at amortized cost, as applicable, excluding derivatives book value.
[5]Represents the annualized yield on fixed maturities and mortgage loans that were purchased during the respective period. Excludes U.S. Treasury securities and cash equivalents.
[6]Represents the annualized yield on fixed maturities and mortgage loans that were sold, matured, or redeemed, including calls and paydowns, during the respective period. Excludes U.S. Treasury securities and cash equivalents.
[7]Excludes certain short-term investments.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTMENT INCOME BEFORE TAX
PROPERTY & CASUALTY

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2023	Mar 31 2023	Dec 31 2022	Sept 30 2022	Jun 30 2022	Mar 31 2022	Jun 30 2023	Jun 30 2022
Net Investment Income (Loss)
Fixed maturities [1]
Taxable	$316	$304	$276	$243	$219	$207	$620	$426
Tax-exempt	37	37	38	40	43	41	74	84
Total fixed maturities	353	341	314	283	262	248	694	510
Equity securities	7	9	9	10	10	9	16	19
Mortgage loans	42	41	39	38	38	36	83	74
Limited partnerships and other alternative investments [2]	26	21	119	44	123	97	47	220
Other [3]	5	(2)	4	(2)	(9)	6	3	(3)
Subtotal	433	410	485	373	424	396	843	820
Investment expense	(18)	(18)	(16)	(13)	(17)	(14)	(36)	(31)
Total net investment income	$415	$392	$469	$360	$407	$382	$807	$789
Annualized investment yield, before tax [4]	3.9%	3.6%	4.4%	3.4%	3.9%	3.7%	3.8%	3.8%
Annualized limited partnerships and other alternative investment yield, before tax [4]	3.0%	2.5%	14.8%	5.7%	16.7%	14.1%	2.8%	15.8%
Annualized investment yield, before tax, excluding limited partnership and other alternative investments [4]	4.0%	3.7%	3.6%	3.3%	2.9%	2.9%	3.8%	2.9%
Annualized investment yield, net of tax [4]	3.1%	3.0%	3.6%	2.7%	3.1%	3.0%	3.0%	3.1%
Annualized investment yield, net of tax, excluding limited partnership and other alternative investments [4]	3.2%	3.0%	2.9%	2.6%	2.4%	2.4%	3.1%	2.4%
Average reinvestment rate [5]	5.3%	5.8%	6.1%	4.9%	4.4%	3.2%	5.6%	3.7%
Average sales/maturities yield [6]	4.1%	4.2%	4.1%	3.7%	3.6%	2.9%	4.1%	3.3%
Portfolio duration (in years) [7]	3.8	3.9	3.8	3.9	4.2	4.3	3.8	4.2
Footnotes [1] through [7] are explained on page 26.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTMENT INCOME BEFORE TAX
GROUP BENEFITS

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2023	Mar 31 2023	Dec 31 2022	Sept 30 2022	Jun 30 2022	Mar 31 2022	Jun 30 2023	Jun 30 2022
Net Investment Income (Loss)
Fixed maturities [1]
Taxable	$85	$81	$79	$75	$69	$67	$166	$136
Tax-exempt	11	12	12	11	12	13	23	25
Total fixed maturities	96	93	91	86	81	80	189	161
Equity securities	1	2	2	3	2	2	3	4
Mortgage loans	16	16	16	15	15	14	32	29
Limited partnerships and other alternative investments [2]	6	5	50	18	35	29	11	64
Other [3]	(1)	—	—	—	2	3	(1)	5
Subtotal	118	116	159	122	135	128	234	263
Investment expense	(5)	(6)	(5)	(5)	(5)	(5)	(11)	(10)
Total net investment income	$113	$110	$154	$117	$130	$123	$223	$253
Annualized investment yield, before tax [4]	3.9%	3.8%	5.3%	4.0%	4.4%	4.2%	3.8%	4.3%
Annualized limited partnerships and other alternative investment yield, before tax [4]	2.5%	2.5%	24.5%	8.7%	19.4%	16.7%	2.5%	18.5%
Annualized investment yield, before tax, excluding limited partnership and other alternative investments [4]	4.0%	3.9%	3.8%	3.6%	3.4%	3.4%	3.9%	3.4%
Annualized investment yield, net of tax [4]	3.1%	3.0%	4.2%	3.2%	3.6%	3.4%	3.1%	3.5%
Annualized investment yield, net of tax, excluding limited partnership and other alternative investments [4]	3.2%	3.1%	3.1%	2.9%	2.8%	2.8%	3.2%	2.8%
Average reinvestment rate [5]	5.3%	6.0%	5.9%	4.8%	4.7%	3.6%	5.6%	4.2%
Average sales/maturities yield [6]	4.3%	4.4%	4.3%	4.0%	3.8%	3.3%	4.3%	3.5%
Portfolio duration (in years) [7]	4.9	4.8	4.8	4.8	5.0	5.2	4.9	5.0
Footnotes [1] through [7] are explained on page 26.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
NET INVESTMENT INCOME
CONSOLIDATED

	THREE MONTHS ENDED						SIX MONTHS ENDED
Net Investment Income by Segment	Jun 30 2023	Mar 31 2023	Dec 31 2022	Sept 30 2022	Jun 30 2022	Mar 31 2022	Jun 30 2023	Jun 30 2022
Net Investment Income
Commercial Lines	$364	$338	$411	$315	$356	$333	$702	$689
Personal Lines	34	38	41	31	35	33	72	68
P&C Other Operations	17	16	17	14	16	16	33	32
Total Property & Casualty	415	392	469	360	407	382	807	789
Group Benefits	113	110	154	117	130	123	223	253
Hartford Funds	4	3	4	3	1	1	7	2
Corporate	8	10	13	7	3	3	18	6
Total net investment income by segment	$540	$515	$640	$487	$541	$509	$1,055	$1,050

	THREE MONTHS ENDED						SIX MONTHS ENDED
Net Investment Income from Limited Partnerships and Other Alternative Investments	Jun 30 2023	Mar 31 2023	Dec 31 2022	Sept 30 2022	Jun 30 2022	Mar 31 2022	Jun 30 2023	Jun 30 2022
Total Property & Casualty	$26	$21	$119	$44	$123	$97	$47	$220
Group Benefits	6	5	50	18	35	29	11	64
Total net investment income from limited partnerships and other alternative investments [1]	$32	$26	$169	$62	$158	$126	$58	$284
[1]Amounts are included above in total net investment income by segment.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPONENTS OF NET REALIZED GAINS (LOSSES)
CONSOLIDATED

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2023	Mar 31 2023	Dec 31 2022	Sept 30 2022	Jun 30 2022	Mar 31 2022	Jun 30 2023	Jun 30 2022
Net Realized Gains (Losses)
Gross gains on sales of fixed maturities	$3	$17	$3	$16	$15	$23	$20	$38
Gross losses on sales of fixed maturities	(21)	(39)	(59)	(81)	(80)	(95)	(60)	(175)
Equity securities [1]	10	35	101	(81)	(262)	(107)	45	(369)
Net credit losses on fixed maturities, AFS	(3)	(5)	(3)	(3)	—	(12)	(8)	(12)
Change in ACL on mortgage loans	(5)	—	—	—	(5)	(2)	(5)	(7)
Intent-to-sell impairments	—	—	(1)	(2)	—	(3)	—	(3)
Other net gains (losses) [2]	(48)	(15)	(19)	(15)	(6)	51	(63)	45
Total net realized gains (losses)	(64)	(7)	22	(166)	(338)	(145)	(71)	(483)
Net realized losses (gains), included in core earnings, before tax	11	—	—	—	2	(1)	11	1
Total net gains (losses) excluded from core earnings, before tax	(53)	(7)	22	(166)	(336)	(146)	(60)	(482)
Income tax benefit (expense) related to net realized gains (losses) excluded from core earnings	10	3	4	34	73	29	13	102
Total net realized gains (losses) excluded from core earnings, after tax	$(43)	$(4)	$26	$(132)	$(263)	$(117)	$(47)	$(380)
[1]Includes all changes in fair value and trading gains and losses for equity securities.
[2]Includes changes in value of fair value option securities and non-qualifying derivatives, including credit derivatives, interest rate derivatives used to manage duration, and commodity derivatives. Also includes periodic net coupon settlements on credit derivatives, which are included in core earnings, as well as transactional foreign currency revaluation.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPOSITION OF INVESTED ASSETS
CONSOLIDATED

	Jun 30 2023		Mar 31 2023		Dec 31 2022		Sept 30 2022		Jun 30 2022
	Amount [1]	Percent	Amount	Percent	Amount [1]	Percent	Amount	Percent	Amount	Percent
Total investments	$52,668	100.0%	$53,667	100.0%	$52,560	100.0%	$50,661	100.0%	$52,392	100.0%
Asset-backed securities	$2,685	7.2%	$2,181	5.8%	$1,941	5.4%	$1,892	5.3%	$1,342	3.6%
Collateralized loan obligations	2,981	8.0%	3,013	8.0%	2,941	8.1%	2,919	8.2%	2,890	7.6%
Commercial mortgage-backed securities	3,227	8.6%	3,329	8.9%	3,368	9.3%	3,278	9.2%	3,398	8.9%
Corporate	16,096	42.9%	16,210	43.3%	15,233	42.0%	14,888	41.7%	16,151	42.8%
Foreign government/government agencies	539	1.4%	549	1.5%	547	1.5%	584	1.6%	661	1.7%
Municipal	6,226	16.6%	6,365	17.0%	6,296	17.4%	6,197	17.3%	7,067	18.6%
Residential mortgage-backed securities	3,729	9.9%	3,737	10.0%	3,708	10.2%	3,724	10.4%	3,929	10.3%
U.S. Treasuries	2,014	5.4%	2,060	5.5%	2,197	6.1%	2,235	6.3%	2,449	6.5%
Total fixed maturities, AFS [2]	$37,497	100.0%	$37,444	100.0%	$36,231	100.0%	$35,717	100.0%	$37,887	100.0%
U.S. government/government agencies	$4,790	12.8%	$4,904	13.1%	$5,025	13.9%	$5,018	14.0%	$5,326	14.0%
AAA	6,752	18.0%	6,047	16.1%	5,824	16.1%	5,675	15.9%	5,576	14.7%
AA	6,782	18.1%	6,879	18.4%	6,650	18.4%	6,465	18.1%	6,847	18.1%
A	9,295	24.8%	9,275	24.8%	8,968	24.7%	8,972	25.1%	9,660	25.5%
BBB	8,143	21.7%	8,559	22.9%	7,973	22.0%	7,732	21.7%	8,514	22.5%
BB	1,130	3.0%	1,189	3.2%	1,235	3.4%	1,333	3.8%	1,383	3.7%
B	595	1.6%	576	1.5%	535	1.5%	490	1.4%	548	1.4%
CCC	9	—%	14	—%	19	—%	16	—%	22	0.1%
CC & below	1	—%	1	—%	2	—%	16	—%	11	—%
Total fixed maturities, AFS [2]	$37,497	100.0%	$37,444	100.0%	$36,231	100.0%	$35,717	100.0%	$37,887	100.0%
[1]Amount represents the value at which the assets are presented in the Consolidating Balance Sheets (page 4).
[2]Fixed maturities, at fair value using the fair value option are not included.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTED ASSET EXPOSURES
JUNE 30, 2023

	Cost or Amortized Cost	Fair Value	Percent of Total Invested Assets
Top Ten Corporate Fixed Maturity, AFS and Equity Exposures by Sector
Financial services	$5,672	$5,278	10.0%
Consumer non-cyclical	2,233	2,074	3.9%
Technology and communications	2,236	2,045	3.9%
Utilities	2,044	1,848	3.5%
Capital goods	1,391	1,298	2.5%
Energy	1,144	1,062	2.0%
Consumer cyclical	1,129	1,049	2.0%
Basic industry	995	939	1.8%
Transportation	758	687	1.3%
Other	760	711	1.4%
Total	$18,362	$16,991	32.3%
Top Ten Exposures by Issuer [1]
Goldman Sachs Group Inc.	$414	$391	0.7%
Government of Canada	233	227	0.4%
Morgan Stanley	201	186	0.4%
UBS Group AG	203	186	0.4%
NextEra Energy Inc.	179	170	0.3%
Philip Morris International Inc.	155	156	0.3%
Penske Corporation	158	153	0.3%
JPMorgan Chase & Company	173	153	0.3%
Toronto Dominion Bank	167	152	0.3%
Hyundai Motor Company	162	145	0.2%
Total	$2,045	$1,919	3.6%
[1]Includes corporate bonds, municipal bonds, bonds issued by foreign government/government agencies, and equity securities excluding exchange-traded mutual funds.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
APPENDIX
BASIS OF PRESENTATION AND DEFINITIONS
All amounts are in millions, except for per share and ratio information, unless otherwise stated. Amounts presented throughout this document have been rounded for presentation purposes.
The Hartford Financial Services Group, Inc. (the "Company", "we", or "our") currently conducts business principally in five reporting segments: Commercial Lines, Personal Lines, Property & Casualty Other Operations ("P&C Other Operations"), Group Benefits and Hartford Funds, as well as a Corporate category.
Property & Casualty ("P&C") businesses consist of three reporting segments: Commercial Lines, Personal Lines and P&C Other Operations. Commercial Lines provides workers’ compensation, property, automobile, general liability, umbrella, professional liability, bond, marine, livestock and accident and health reinsurance to businesses in the United States ("U.S.") and internationally. Commercial Lines generally consists of products written for small businesses, middle market companies as well as national and multi-national accounts, largely distributed through retail agents and brokers, wholesale agents and global and specialty reinsurance brokers. Small commercial and middle market lines within middle & large commercial are generally referred to as standard commercial lines. Global specialty provides a variety of customized insurance products, including reinsurance. Personal Lines provides automobile, homeowners and personal umbrella coverages to individuals across the U.S., including a special program designed exclusively for members of AARP. P&C Other Operations includes certain property and casualty operations, managed by the Company, that have discontinued writing new business and represent approximately 95% of the Company's asbestos and environmental exposures, before considering losses ceded to the A&E ADC.
Group Benefits provides group life, accident and disability coverage, group retiree health and voluntary benefits to individual members of employer groups and associations. Group Benefits offers disability underwriting, administration, claims processing and reinsurance to other insurers and self-funded employer plans.
Hartford Funds provides investment management, administration, distribution and related services to investors through investment products in domestic markets. Mutual fund and exchange-traded funds are sold primarily through retail, bank trust and registered investment advisor channels.
The Company includes in the Corporate category reserves for run-off structured settlement and terminal funding agreement liabilities, restructuring costs, capital raising activities (including equity financing, debt financing and related interest expense), transaction expenses incurred in connection with an acquisition, certain M&A costs, purchase accounting adjustments related to goodwill, and other expenses not allocated to the reporting segments. Corporate also includes investment management fees and expenses related to managing third party business.
Certain operating and statistical measures for P&C Commercial Lines and Personal Lines have been incorporated herein to provide supplemental data that indicates current trends in the Company's business. These measures include net new business premium, gross new business premium, renewal written price increases, policy count retention, and policies in-force.
•Net new business premium represents the amount of premiums charged, after ceded reinsurance, for policies issued to customers who were not insured with the Company in the previous policy term. Net new business premium plus renewal written premium equals total written premium.
•Gross new business premium represents the amount of premiums charged, before ceded reinsurance, for policies issued to customers who were not insured with the Company in the previous policy term. Gross new business premium plus gross renewal written premium less ceded reinsurance equals total written premium. For global specialty, gross new business premium is used by management, as it is thought to be more indicative of new business growth trends, in part because global specialty includes the Global Re assumed reinsurance book of business.
•Renewal written price increases for Commercial Lines represent the combined effect of rate changes and individual risk pricing decisions per unit of exposure since the prior year on policies that renewed and includes amount of insurance, which is a component of change in exposure and offsets increases in loss cost trends due to inflation. For Personal Lines, renewal written price increases represent the total change in premium per policy since the prior year on those policies that renewed and includes the combined effect of rate changes, amount of insurance and other changes in exposure. For Personal Lines, other changes in exposure include, but are not limited to, the effect of changes in number of drivers, vehicles and incidents, as well as changes in customer policy elections, such as deductibles and limits.
•Policy count retention represents the ratio of the number of renewal policies issued during the current year period divided by the number of policies issued in the previous calendar period before considering policies cancelled subsequent to renewal.
•Premium retention for middle and large commercial, represents the ratio of prior period premiums that were successfully renewed divided by premiums associated with policies available for renewal in the current period. Premium retention excludes premium amounts from annual audits, renewal written price increases and changes in exposure, including amount of insurance. Premium Retention statistics are subject to change from period to period based on a number of factors, including the effect of subsequent cancellations and non-renewals.
The Company, along with others in the property and casualty insurance industry, uses underwriting ratios as measures of performance. The loss and loss adjustment expense ratio is the ratio of losses and loss adjustment expenses to earned premiums. The expense ratio is the ratio of underwriting expenses less fee income to earned premiums. Underwriting expenses included in the expense ratio consist of amortization of deferred policy acquisition costs and insurance operating costs and expenses, including certain centralized services and bad debt expense, but excluding integration and other non-recurring M&A costs. The policyholder dividend ratio is the ratio of policyholder dividends to earned premiums. The combined ratio is the sum of the loss and loss adjustment expense ratio, the expense ratio and the policyholder dividend ratio. These ratios are relative measurements that describe the related cost of losses, expenses and policyholder dividends for every $100 of earned premiums. A combined ratio below 100 demonstrates underwriting profit; a combined ratio above 100 demonstrates underwriting losses. The current accident year catastrophe ratio (a component of the loss ratio) represents the ratio of catastrophe losses and loss adjustment expenses incurred in the current accident year to earned premiums. The prior accident year loss and loss adjustment expense ratio (a component of the loss ratio) represents the increase (decrease) in the estimated cost of settling catastrophe and non-catastrophe claims incurred in prior accident years as recorded in the current calendar year divided by earned premiums.
A catastrophe is a severe loss, resulting from natural or man-made events, including risks such as fire, earthquake, windstorm, explosion, terrorist attack, civil unrest and similar events. Each catastrophe has unique characteristics and the events are unpredictable as to timing or loss amount. Catastrophe losses are not included in either earnings or in losses and loss adjustment expense reserves prior to occurrence of the catastrophe event. The Company believes that a discussion of the effect of catastrophes is meaningful for investors to understand the variability of periodic earnings. For U.S. events, a catastrophe is an event that causes $25 or more in industry insured property losses and affects a significant number of property and casualty policyholders and insurers, as defined by the Property Claim Service office of Verisk. For international events, the Company's approach is similar, informed, in part, by how Lloyd's of London defines major losses and, consistent with that definition, incurred losses arising from the Ukraine conflict have been accounted for as catastrophe losses. The Company does not treat incurred benefits and losses arising from the COVID-19 pandemic as catastrophe losses.
The Company, along with others in the insurance industry, use loss and expense ratios as measures of the Group Benefits segment's performance. The loss ratio is the ratio of benefits, losses and loss adjustment expenses, excluding those related to buyout premiums, to premiums and other considerations, excluding buyout premiums. The expense ratio is the ratio of insurance operating costs and other expenses (excluding integration and other non-recurring M&A costs) to premiums and other considerations, excluding buyout premiums. Buyout premiums represent takeover of open claim liabilities and other non-recurring premium amounts.
The Hartford Funds segment provides supplemental data on sales, redemptions, net flows and account value that indicate current trends in that segment.

DISCUSSION OF NON-GAAP AND OTHER FINANCIAL MEASURES
The Company uses non-GAAP and other financial measures in this Investor Financial Supplement to assist investors in analyzing the Company's operating performance. Because the Company's calculation of these measures may differ from similar measures used by other companies, investors should be careful when comparing the Company's non-GAAP and other financial measures to those of other companies. Non-GAAP measures are indicated with an asterisk the first time they appear in this document.
Core earnings- The Hartford uses the non-GAAP measure core earnings as an important measure of the Company’s operating performance. The Hartford believes that core earnings provides investors with a valuable measure of the performance of the Company’s ongoing businesses because it reveals trends in our insurance and financial services businesses that may be obscured by including the net effect of certain items. Therefore, the following items are excluded from core earnings:
•Certain realized gains and losses - Generally realized gains and losses are primarily driven by investment decisions and external economic developments, the nature and timing of which are unrelated to the insurance and underwriting aspects of our business. Accordingly, core earnings excludes the effect of all realized gains and losses that tend to be highly variable from period to period based on capital market conditions. The Hartford believes, however, that some realized gains and losses are integrally related to our insurance operations, so core earnings includes net realized gains and losses such as net periodic settlements on credit derivatives. These net realized gains and losses are directly related to an offsetting item included in the income statement such as net investment income.
•Restructuring and other costs - Costs incurred as part of a restructuring plan are not a recurring operating expense of the business.
•Loss on extinguishment of debt - Largely consisting of make-whole payments or tender premiums upon paying debt off before maturity, these losses are not a recurring operating expense of the business.
•Gains and losses on reinsurance transactions - Gains or losses on reinsurance, such as those entered into upon sale of a business or to reinsure loss reserves, are not a recurring operating expense of the business.
•Integration and other non-recurring M&A costs - These costs, including transaction costs incurred in connection with an acquired business, are incurred over a short period of time and do not represent an ongoing operating expense of the business.
•Change in loss reserves upon acquisition of a business - These changes in loss reserves are excluded from core earnings because such changes could obscure the ability to compare results in periods after the acquisition to results of periods prior to the acquisition.
•Deferred gain resulting from retroactive reinsurance and subsequent changes in the deferred gain - Retroactive reinsurance agreements economically transfer risk to the reinsurers and excluding the deferred gain on retroactive reinsurance and related amortization of the deferred gain from core earnings provides greater insight into the economics of the business.
•Change in valuation allowance on deferred taxes related to non-core components of before tax income - These changes in valuation allowances are excluded from core earnings because they relate to non-core components of before tax income, such as tax attributes like capital loss carryforwards.
•Results of discontinued operations - These results are excluded from core earnings for businesses sold or held for sale because such results could obscure the ability to compare period over period results for our ongoing businesses.
In addition to the above components of net income available to common stockholders that are excluded from core earnings, preferred stock dividends declared, which are excluded from net income, are included in the determination of core earnings. Preferred stock dividends are a cost of financing more akin to interest expense on debt and are expected to be a recurring expense as long as the preferred stock is outstanding.
Net income (loss) and net income (loss) available to common stockholders are the most directly comparable U.S. GAAP measures to core earnings. Core earnings should not be considered as a substitute for net income (loss) or net income (loss) available to common stockholders and does not reflect the overall profitability of the Company’s business. Therefore, The Hartford believes that it is useful for investors to evaluate net income (loss), net income (loss) available to common stockholders, and core earnings when reviewing the Company’s performance. A reconciliation of net income (loss) available to common stockholders to core earnings is set forth on page 2.
Core earnings per share-This is a non-GAAP per share measure calculated using the non-GAAP financial measure core earnings rather than the GAAP measure net income. The Company believes that core earnings per share provides investors with a valuable measure of the Company's operating performance for the same reasons applicable to its underlying measure, core earnings. Net income (loss) available to common stockholders per share is the most directly comparable U.S. GAAP measure. Core earnings per share should not be considered as a substitute for net income (loss) available to common stockholders per share and does not reflect the overall profitability of the Company's business. Therefore, the Company believes that it is useful for investors to evaluate net income (loss) available to common stockholders per share and core earnings per share when reviewing our performance. A reconciliation of net income (loss) available to common stockholders per share to core earnings per share is set forth below.

BASIC EARNINGS PER SHARE

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2023	Mar 31 2023	Dec 31 2022	Sept 30 2022	Jun 30 2022	Mar 31 2022	Jun 30 2023	Jun 30 2022
Net Income available to common stockholders per share	$1.75	$1.69	$1.85	$1.04	$1.34	$1.32	$3.44	$2.66
Adjustments made to reconcile net income available to common stockholders per share to core earnings per share:
Net realized losses (gains), excluded from core earnings, before tax	0.17	0.02	(0.07)	0.52	1.03	0.44	0.19	1.46
Restructuring and other costs, before tax	0.01	—	0.01	0.01	0.01	0.02	0.01	0.02
Loss on extinguishment of debt, before tax	—	—	—	—	0.03	—	—	0.03
Integration and other non-recurring M&A costs, before tax	0.01	0.01	0.02	0.02	0.02	0.02	0.01	0.03
Change in deferred gain on retroactive reinsurance, before tax	—	—	0.72	—	—	—	—	—
Income tax benefit on items excluded from core earnings	(0.04)	(0.01)	(0.17)	(0.12)	(0.24)	(0.12)	(0.04)	(0.34)
Core earnings per share	$1.90	$1.71	$2.36	$1.47	$2.19	$1.68	$3.61	$3.86
Core earnings per diluted share-This non-GAAP per share measure is calculated using the non-GAAP financial measure core earnings rather than the GAAP measure net income. The Company believes that core earnings per diluted share provides investors with a valuable measure of the Company's operating performance for the same reasons applicable to its underlying measure, core earnings. Net income (loss) available to common stockholders per diluted common share is the most directly comparable GAAP measure. Core earnings per diluted share should not be considered as a substitute for net income (loss) available to common stockholders per diluted common share and does not reflect the overall profitability of the Company's business. Therefore, the Company believes that it is useful for investors to evaluate net income (loss) available to common stockholders per diluted common share and core earnings per diluted share when reviewing the Company's performance. A reconciliation of net income available to common stockholders per diluted share to core earnings per diluted share is set forth below.
DILUTED EARNINGS PER SHARE

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2023	Mar 31 2023	Dec 31 2022	Sept 30 2022	Jun 30 2022	Mar 31 2022	Jun 30 2023	Jun 30 2022
Net Income available to common stockholders per diluted share	$1.73	$1.66	$1.82	$1.02	$1.32	$1.30	$3.39	$2.62
Adjustments made to reconcile net income available to common stockholders per diluted share to core earnings per diluted share:
Net realized losses (gains), excluded from core earnings, before tax	0.17	0.02	(0.07)	0.51	1.01	0.43	0.19	1.44
Restructuring and other costs, before tax	0.01	—	0.01	0.01	0.01	0.01	0.01	0.02
Loss on extinguishment of debt, before tax	—	—	—	—	0.03	—	—	0.03
Integration and other non-recurring M&A costs, before tax	0.01	0.01	0.02	0.02	0.02	0.01	0.01	0.03
Change in deferred gain on retroactive reinsurance, before tax	—	—	0.71	—	—	—	—	—
Income tax benefit on items excluded from core earnings	(0.04)	(0.01)	(0.17)	(0.11)	(0.23)	(0.09)	(0.04)	(0.33)
Core earnings per diluted share	$1.88	$1.68	$2.32	$1.45	$2.16	$1.66	$3.56	$3.81
Book value per diluted share (excluding AOCI)-This is a non-GAAP per share measure that is calculated by dividing (a) common stockholders' equity, excluding AOCI, after tax, by (b) common shares outstanding and dilutive potential common shares. The Company provides this measure to enable investors to analyze the amount of the Company's net worth that is primarily attributable to the Company's business operations. The Company believes that excluding AOCI from the numerator is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates. Book value per diluted share is the most directly comparable U.S. GAAP measure. Reconciliations of book value per common share and book value per diluted share to book value per common share, excluding AOCI and book value per diluted share, excluding AOCI, are set forth on page 1.
Core Earnings Return on Equity- The Company provides different measures of the return on stockholders' equity (ROE). Core earnings ROE is calculated based on non-GAAP financial measures. Core earnings ROE is calculated by dividing (a) the non-GAAP measure core earnings for the prior four fiscal quarters by (b) the non-GAAP measure average common stockholders' equity, excluding AOCI. Net income ROE is the most directly comparable U.S. GAAP measure. The Company excludes AOCI in the calculation of core earnings ROE to provide investors with a measure of how effectively the Company is investing the portion of the Company's net worth that is primarily attributable to the Company's business operations. The Company provides to investors return on equity measures based on its non-GAAP core earnings financial measure for the reasons set forth in the core earnings definition. A reconciliation of Net income (loss) ROE to Core earnings ROE is set forth below:

	LAST TWELVE MONTHS ENDED
	Jun 30 2023	Mar 31 2023	Dec 31 2022	Sept 30 2022	Jun 30 2022	Mar 31 2022
Net income ROE	14.4%	12.8%	11.7%	12.8%	13.1%	15.5%
Adjustments to reconcile net income (loss) ROE to core earnings ROE:
Net realized losses (gains) excluded from core earnings, before tax	1.5%	3.3%	4.1%	2.9%	1.3%	(1.7%)
Restructuring and other costs, before tax	0.1%	0.1%	0.1%	0.1%	—%	—%
Loss on extinguishment of debt, before tax	—%	0.1%	0.1%	0.1%	0.1%	—%
Integration and other non-recurring M&A costs, before tax	0.1%	0.1%	0.1%	0.1%	0.2%	0.3%
Change in deferred gain on retroactive reinsurance, before tax	1.7%	1.5%	1.5%	1.1%	1.3%	1.5%
Income tax benefit on items not included in core earnings	(0.8%)	(1.1%)	(1.3%)	(0.9%)	(0.6%)	(0.1%)
Impact of AOCI, excluded from denominator of core earnings ROE	(3.4%)	(2.5%)	(1.8%)	(1.9%)	(1.4%)	(0.7%)
Core earnings ROE	13.6%	14.3%	14.5%	14.3%	14.0%	14.8%
Common stockholders' equity, excluding AOCI- This non-GAAP measure is calculated as total stockholders' equity less preferred stock and AOCI. Total stockholders' equity is the most directly comparable GAAP measure. The Company provides this measure to enable investors to analyze the amount of the Company's net worth that is primarily attributable to the Company's business operations. The Company believes that excluding AOCI is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates. A reconciliation of common stockholders' equity, excluding AOCI to its most directly comparable GAAP measure, total stockholders' equity, is set forth on page 4.
Total capitalization, excluding AOCI, net of tax- This non-GAAP measure is calculated as total debt plus total stockholders' equity, excluding the impacts of AOCI included in stockholders’ equity. Total capitalization, including AOCI, net of tax is the most directly comparable GAAP measure. Total debt to capitalization ratio excluding, AOCI is calculated by dividing total debt to total capitalization excluding, AOCI, net of tax. The Company provides this measure to enable investors to analyze the Company’s financial leverage. The Company believes that excluding AOCI is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates. Reconciliations of capitalization metrics, are set forth on page 5.
Underwriting gain (loss)- The Hartford's management evaluates profitability of the Commercial and Personal Lines segments primarily on the basis of underwriting gain or loss. Underwriting gain (loss) is a before tax non-GAAP measure that represents earned premiums less incurred losses, loss adjustment expenses and underwriting expenses. Net income (loss) is the most directly comparable GAAP measure. Underwriting gain (loss) is influenced significantly by earned premium growth and the adequacy of The Hartford's pricing. Underwriting profitability over time is also greatly influenced by The Hartford's underwriting discipline, as management strives to manage exposure to loss through favorable risk selection and diversification, effective management of claims, use of reinsurance and its ability to manage its expenses. The Hartford believes that underwriting gain (loss) provides investors with a valuable measure of profitability, before tax, derived from underwriting activities, which are managed separately from the Company's investing activities. Reconciliations of net income (loss) to underwriting gain (loss) for the Company's P&C businesses are set forth below.
Underlying underwriting gain (loss)- This non-GAAP measure of underwriting profitability represents underwriting gain (loss) before current accident year catastrophes, PYD and current accident year change in loss reserves upon acquisition of a business. The most directly comparable GAAP measure is net income (loss). The Company believes underlying underwriting gain (loss) is important to understand the Company’s periodic earnings because the volatile and unpredictable nature (i.e., the timing and amount) of catastrophes and prior accident year reserve development could obscure underwriting trends. The changes to loss reserves upon acquisition of a business are also excluded from underlying underwriting gain (loss) because such changes could obscure the ability to compare results in periods after the acquisition to results of periods prior to the acquisition as such trends are valuable to our investors' ability to assess the Company's financial performance. Reconciliation of net income (loss) to underlying underwriting gain (loss) for the Company's P&C businesses are set forth below.

PROPERTY & CASUALTY

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2023	Mar 31 2023	Dec 31 2022	Sept 30 2022	Jun 30 2022	Mar 31 2022	Jun 30 2023	Jun 30 2022
Net income	$407	$426	$426	$256	$375	$468	$833	$843
Adjustments to reconcile net income to underlying underwriting gain:
Net investment income	(415)	(392)	(469)	(360)	(407)	(382)	(807)	(789)
Net realized losses (gains)	57	23	(3)	110	225	104	80	329
Net servicing and other expense (income)	(7)	(6)	(2)	(3)	(2)	2	(13)	—
Income tax expense	95	100	107	76	97	116	195	213
Underwriting gain	137	151	59	79	288	308	288	596
Current accident year catastrophes	226	185	135	293	123	98	411	221
Prior accident year development	(39)	—	183	(53)	(58)	(36)	(39)	(94)
Underlying underwriting gain	$324	$336	$377	$319	$353	$370	$660	$723
COMMERCIAL LINES

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2023	Mar 31 2023	Dec 31 2022	Sept 30 2022	Jun 30 2022	Mar 31 2022	Jun 30 2023	Jun 30 2022
Net income	$458	$421	$566	$286	$389	$383	$879	$772
Adjustments to reconcile net income to underlying underwriting gain:
Net investment income	(364)	(338)	(411)	(315)	(356)	(333)	(702)	(689)
Net realized losses	51	19	1	95	198	91	70	289
Other expense (income)	—	—	2	3	1	6	—	7
Income tax expense	109	100	146	84	101	95	209	196
Underwriting gain	254	202	304	153	333	242	456	575
Current accident year catastrophes	123	138	114	179	67	81	261	148
Prior accident year development	(38)	(23)	(68)	(42)	(88)	(33)	(61)	(121)
Underlying underwriting gain	$339	$317	$350	$290	$312	$290	$656	$602

PERSONAL LINES

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2023	Mar 31 2023	Dec 31 2022	Sept 30 2022	Jun 30 2022	Mar 31 2022	Jun 30 2023	Jun 30 2022
Net income (loss)	$(60)	$(1)	$44	$(36)	$6	$77	$(61)	$83
Adjustments to reconcile net income (loss) to underlying underwriting gain (loss):
Net investment income	(34)	(38)	(41)	(31)	(35)	(33)	(72)	(68)
Net realized losses (gains)	5	1	(3)	11	18	9	6	27
Net servicing and other expense (income)	(7)	(6)	(4)	(6)	(3)	(4)	(13)	(7)
Income tax expense (benefit)	(17)	(1)	11	(10)	1	20	(18)	21
Underwriting gain (loss)	(113)	(45)	7	(72)	(13)	69	(158)	56
Current accident year catastrophes	103	47	21	114	56	17	150	73
Prior accident year development	(3)	20	1	(11)	—	(3)	17	(3)
Underlying underwriting gain (loss)	$(13)	$22	$29	$31	$43	$83	$9	$126
P&C OTHER OPERATIONS

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2023	Mar 31 2023	Dec 31 2022	Sept 30 2022	Jun 30 2022	Mar 31 2022	Jun 30 2023	Jun 30 2022
Net income (loss)	$9	$6	$(184)	$6	$(20)	$8	$15	$(12)
Adjustments to reconcile net income (loss) to underlying underwriting loss:
Net investment income	(17)	(16)	(17)	(14)	(16)	(16)	(33)	(32)
Net realized losses (gains)	1	3	(1)	4	9	4	4	13
Income tax expense (benefit)	3	1	(50)	2	(5)	1	4	(4)
Underwriting gain (loss)	(4)	(6)	(252)	(2)	(32)	(3)	(10)	(35)
Prior accident year development	2	3	250	—	30	—	5	30
Underlying underwriting loss	$(2)	$(3)	$(2)	$(2)	$(2)	$(3)	$(5)	$(5)
Underlying combined ratio-This non-GAAP financial measure of underwriting results represents the combined ratio before catastrophes, prior accident year development and current accident year change in loss reserves upon acquisition of a business. Combined ratio is the most directly comparable GAAP measure. The Company believes this ratio is an important measure of the trend in profitability since it removes the impact of volatile and unpredictable catastrophe losses and prior accident year loss and loss adjustment expense reserve development. The changes to loss reserves upon acquisition of a business are excluded from underlying combined ratio because such changes could obscure the ability to compare results in periods after the acquisition to results of periods prior to the acquisition as such trends are valuable to our investors' ability to assess the Company's financial performance. A reconciliation of the combined ratio to the underlying combined ratio for Property & Casualty, Commercial Lines, and Personal Lines is set forth on pages 10, 13 and 17, respectively.

Core earnings margin- The Hartford uses the non-GAAP measure core earnings margin to evaluate, and believes it is an important measure of, the Group Benefits segment's operating performance. Core earnings margin is calculated by dividing core earnings by revenues, excluding buyouts and realized gains (losses). Net income margin, calculated by dividing net income by revenues, is the most directly comparable U.S. GAAP measure. The Company believes that core earnings margin provides investors with a valuable measure of the performance of Group Benefits because it reveals trends in the business that may be obscured by the effect of buyouts and realized gains (losses) as well as other items excluded in the calculation of core earnings. Core earnings margin should not be considered as a substitute for net income margin and does not reflect the overall profitability of Group Benefits. Therefore, the Company believes it is important for investors to evaluate both core earnings margin and net income margin when reviewing performance. A reconciliation of net income margin to core earnings margin is set forth below.

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2023	Mar 31 2023	Dec 31 2022	Sept 30 2022	Jun 30 2022	Mar 31 2022	Jun 30 2023	Jun 30 2022
Net income margin	7.0%	5.3%	8.4%	5.4%	6.7%	(0.5)%	6.2%	3.1%
Adjustments to reconcile net income margin to core earnings margin:
Net realized losses (gains), before tax	0.8%	(0.3)%	(0.1)%	2.3%	4.1%	1.0%	0.2%	2.6%
Integration and other non-recurring M&A costs, before tax	—%	0.1%	0.1%	0.1%	0.1%	0.1%	0.1%	0.1%
Income tax expense (benefit)	(0.2)%	0.1%	0.1%	(0.6)%	(1.0)%	(0.2)%	(0.1)%	(0.6)%
Core earnings margin	7.6%	5.2%	8.5%	7.2%	9.9%	0.4%	6.4%	5.2%
Return on Assets ("ROA"), Core Earnings- The Company uses this non-GAAP financial measure to evaluate, and believes is an important measure of, the Hartford Funds segment’s operating performance. ROA, core earnings is calculated by dividing annualized core earnings by a daily average AUM. ROA is the most directly comparable U.S. GAAP measure. The Company believes that ROA, core earnings, provides investors with a valuable measure of the performance of the Hartford Funds segment because it reveals trends in our business that may be obscured by the effect of items excluded in the calculation of core earnings. ROA, core earnings, should not be considered as a substitute for ROA and does not reflect the overall profitability of our Hartford Funds business. Therefore, the Company believes it is important for investors to evaluate both ROA, and ROA, core earnings when reviewing the Hartford Funds segment performance. A reconciliation of ROA to ROA, core earnings is set forth below.

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2023	Mar 31 2023	Dec 31 2022	Sept 30 2022	Jun 30 2022	Mar 31 2022	Jun 30 2023	Jun 30 2022
Return on Assets ("ROA")	14.1	12.9	14.5	12.6	9.9	11.2	13.5	10.6
Adjustments to reconcile ROA to ROA, core earnings:
Effect of net realized losses (gains), excluded from core earnings, before tax	(0.3)	(1.6)	(2.2)	2.8	3.9	2.4	(1.0)	3.1
Effect of income tax expense (benefit)	—	0.3	0.3	(0.9)	(0.9)	(0.3)	0.2	(0.6)
Return on Assets ("ROA"), core earnings	13.8	11.6	12.6	14.5	12.9	13.3	12.7	13.1

Net investment income, excluding limited partnerships and other alternative investments- This non-GAAP measure is the amount of net investment income, on a Consolidated, P&C or Group Benefits level earned from invested assets, excluding the net investment income related to limited partnerships and other alternative investments. The Company believes that net investment income, excluding limited partnerships and other alternative instruments, provides investors with an important measure of the trend in investment earnings because it excludes the impact of the volatility in returns related to limited partnerships and other alternative instruments. Net investment income is the most directly comparable GAAP measure. A reconciliation of net investment income to net investment income, excluding limited partnerships and other alternative investments is set forth below.
CONSOLIDATED

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2023	Mar 31 2023	Dec 31 2022	Sept 30 2022	Jun 30 2022	Mar 31 2022	Jun 30 2023	Jun 30 2022
Total net investment income	$540	$515	$640	$487	$541	$509	$1,055	$1,050
Adjustment for income from limited partnerships and other alternative investments	(32)	(26)	(169)	(62)	(158)	(126)	(58)	(284)
Net investment income excluding limited partnerships and other alternative investments	$508	$489	$471	$425	$383	$383	$997	$766
PROPERTY & CASUALTY

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2023	Mar 31 2023	Dec 31 2022	Sept 30 2022	Jun 30 2022	Mar 31 2022	Jun 30 2023	Jun 30 2022
Total net investment income	$415	$392	$469	$360	$407	$382	$807	$789
Adjustment for income from limited partnerships and other alternative investments	(26)	(21)	(119)	(44)	(123)	(97)	(47)	(220)
Net investment income excluding limited partnerships and other alternative investments	$389	$371	$350	$316	$284	$285	$760	$569
GROUP BENEFITS

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2023	Mar 31 2023	Dec 31 2022	Sept 30 2022	Jun 30 2022	Mar 31 2022	Jun 30 2023	Jun 30 2022
Total net investment income	$113	$110	$154	$117	$130	$123	$223	$253
Adjustment for income from limited partnerships and other alternative investments	(6)	(5)	(50)	(18)	(35)	(29)	(11)	(64)
Net investment income excluding limited partnerships and other alternative investments	$107	$105	$104	$99	$95	$94	$212	$189

Annualized investment yield, excluding limited partnerships and other alternative investments-This non-GAAP measure is calculated as (a) the annualized net investment income, on a Consolidated, P&C or Group Benefits level, excluding limited partnerships and other alternative investments, divided by (b) the monthly average invested assets at amortized cost, excluding repurchase agreement and securities lending collateral, derivatives book value, and limited partnerships and other alternative investments. The Company believes that annualized investment yield, excluding limited partnerships and other alternative investments, provides investors with an important measure of the trend in investment earnings because it excludes the impact of the volatility in returns related to limited partnerships and other alternative investments. Annualized investment yield is the most directly comparable GAAP measure. A reconciliation of annualized investment yield to annualized investment yield, excluding limited partnerships and other alternative investments is set forth below.
CONSOLIDATED

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2023	Mar 31 2023	Dec 31 2022	Sept 30 2022	Jun 30 2022	Mar 31 2022	Jun 30 2023	Jun 30 2022
Annualized investment yield	3.9%	3.7%	4.6%	3.5%	3.9%	3.6%	3.8%	3.8%
Adjustment for income from limited partnerships and other alternative investments	0.1%	0.1%	(0.9)%	(0.2)%	(0.9)%	(0.7)%	0.1%	(0.8)%
Annualized investment yield excluding limited partnerships and other alternative investments	4.0%	3.8%	3.7%	3.3%	3.0%	2.9%	3.9%	3.0%
PROPERTY & CASUALTY

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2023	Mar 31 2023	Dec 31 2022	Sept 30 2022	Jun 30 2022	Mar 31 2022	Jun 30 2023	Jun 30 2022
Annualized investment yield	3.9%	3.6%	4.4%	3.4%	3.9%	3.7%	3.8%	3.8%
Adjustment for income from limited partnerships and other alternative investments	0.1%	0.1%	(0.8)%	(0.1)%	(1.0)%	(0.8)%	—%	(0.9)%
Annualized investment yield excluding limited partnerships and other alternative investments	4.0%	3.7%	3.6%	3.3%	2.9%	2.9%	3.8%	2.9%
GROUP BENEFITS

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2023	Mar 31 2023	Dec 31 2022	Sept 30 2022	Jun 30 2022	Mar 31 2022	Jun 30 2023	Jun 30 2022
Annualized investment yield	3.9%	3.8%	5.3%	4.0%	4.4%	4.2%	3.8%	4.3%
Adjustment for income from limited partnerships and other alternative investments	0.1%	0.1%	(1.5)%	(0.4)%	(1.0)%	(0.8)%	0.1%	(0.9)%
Annualized investment yield excluding limited partnerships and other alternative investments	4.0%	3.9%	3.8%	3.6%	3.4%	3.4%	3.9%	3.4%